                                                                 Draft 9-20-95


                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a)
                   of the Securities Exchange Act of 1934

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                     Dimensional Emerging Markets Fund Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.

     1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     5) Total fee paid:

        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

        ------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     3) Filing Party:

        ------------------------------------------------------------------------

     4) Date Filed:

        ------------------------------------------------------------------------

                                                  PRELIMINARY PROXY MATERIAL

                    DIMENSIONAL EMERGING MARKETS FUND INC.

                             1299 OCEAN AVENUE
                                11TH FLOOR
                      SANTA MONICA, CALIFORNIA 90401

                 NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

                            NOVEMBER 20, 1995


To the Shareholder of Dimensional Emerging Markets Fund Inc.:

     A Special Meeting of Shareholders of Dimensional Emerging Markets Fund Inc. (the "Fund") will be held at the offices of Dimensional Fund Advisors Inc., 1299 Ocean Avenue, 11th Floor, Santa Monica, California, at 8:00 a.m. Pacific Coast time, on November 20, 1995 for the following purpose:

          To approve or disapprove an Agreement and Plan of Reorganization providing for (i) a sale of substantially all of the assets of the Fund to the Emerging Markets Portfolio of DFA Investment Dimensions Group Inc. (the
          "Emerging Markets Portfolio" or the
          "Portfolio") in consideration of the issuance of shares of common stock of the Portfolio and (ii) the subsequent dissolution of the Fund.

     Shareholders of record at the close of business on October 1, 1995 are entitled to vote at the meeting or any adjournment thereof.

                                        By Order of the Board of
                                        Directors



                                        IRENE R. DIAMANT
                                        Secretary
October 31, 1995
Santa Monica, California

                            IMPORTANT
Whether or not you plan to attend the meeting, please mark your voting instructions on the enclosed proxy and promptly date, sign and return it in the enclosed envelope. No postage is required if mailed in the United States. We ask your cooperation in helping the Fund by mailing your proxy promptly.

                DIMENSIONAL EMERGING MARKETS FUND INC.

                          1299 OCEAN AVENUE
                             11TH FLOOR
                   SANTA MONICA, CALIFORNIA 90401

         PROXY STATEMENT - SPECIAL MEETING OF SHAREHOLDERS

                         NOVEMBER 20, 1995


     The enclosed proxy is solicited by the Board of Directors of the Fund in connection with a Special Meeting of Shareholders of the Fund and any adjournment thereof. Proxies will be voted in accordance with the instructions contained thereon. If no instructions are given, proxies that are signed and returned will be voted in favor of the proposal. A shareholder may revoke a proxy at any time before it is exercised by delivering a written notice to the Fund expressly revoking such proxy, by executing and forwarding to the Fund a subsequently dated proxy, or by voting in person at the meeting. This proxy statement and the accompanying form of proxy are being first sent to shareholders on approximately October 31, 1995. In the event a quorum is not present in person or by proxy at the meeting or, if there are insufficient votes to approve the proposal, the persons named as proxies will consider the best interests of the shareholders in deciding whether the meeting should be adjourned.

     As of the close of business on October 1, 1995, the record date fixed by the Board of Directors for the determination of shareholders of the Fund entitled to notice of and to vote at the meeting, 10,443,820.258 shares of the Fund were outstanding.
EACH SHARE IS ENTITLED TO ONE VOTE. As of the record date, the sole shareholder of record of the Fund was Wachovia Bank of North Carolina, N.A., as Trustee of the BellSouth Corporation Master Pension Trust.

     Provided a quorum is present, a favorable vote of the holder of a majority of the Fund's outstanding shares is required for approval of the proposal. Under Maryland law, an abstention will be included for purposes of determining whether a quorum is present at the meeting, but will be treated as a vote not cast and, therefore, would not be counted for the purpose of determining whether the proposal has been approved. No other business may properly come before the meeting.

     The cost of solicitation, including preparing and mailing the proxy materials, will be borne by the Fund. It is not anticipated that any persons will be specially engaged to solicit proxies. Given the fact that the Fund has only one shareholder, an additional solicitation will not be necessary.

PROPOSAL:  APPROVAL OR DISAPPROVAL OF THE AGREEMENT AND PLAN OF
           REORGANIZATION PROVIDING FOR (I) A SALE OF
           SUBSTANTIALLY ALL OF THE ASSETS OF THE FUND TO THE
           EMERGING MARKETS PORTFOLIO AND (II) THE SUBSEQUENT
           DISSOLUTION OF THE FUND.


     The Board of Directors of the Fund, who are the same persons who serve as the Board of Directors of DFA Investment Dimensions Group Inc. ("DFAIDG"), has approved the sale of substantially all of the Fund's assets to the Emerging Markets Portfolio of DFAIDG in exchange for shares of the Portfolio. DFAIDG, 1299 Ocean Avenue, Santa Monica, California 90401, telephone No. (310) 395-8005, a Maryland corporation, organized on June 15, 1981, is an open-end, management investment company, which is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act"). DFAIDG issues 24 separate Portfolios, or classes of shares, each of which, in effect, is a separate mutual fund with its own investment objective and policies. The Emerging Markets Portfolio of DFAIDG commenced operations in April, 1994 and as of August 31, 1995 its net assets were $40,370,864.00.

AGREEMENT AND PLAN OF REORGANIZATION

     At their meeting on September 22, 1995 the Board of Directors of the Fund approved an Agreement and Plan of Reorganization, dated September 22, 1995 ("Agreement"), between the Fund and DFAIDG providing for the sale of substantially all of the Fund's assets consisting of primarily securities and cash to the Emerging Markets Portfolio of DFAIDG in consideration of the issuance of shares of common stock, of a par value of $.01 per share, of the Portfolio, such shares to be valued at the net asset value thereof as of the close of the New York Stock Exchange ("NYSE") on the date the sale, which is currently scheduled to take place after the close of business on November 30, 1995.

     The Agreement contains customary representations and warranties and conditions to closing, and provides that the transaction may be abandoned at any time, including after approval by the shareholder of the Fund, by a majority vote of the Board of Directors of either party. Provided that the transaction contemplated by the Agreement is consummated, the Fund has agreed to terminate its registration as an investment company under the 1940 Act and file Articles of Dissolution with the Department of Assessments and Taxation of the State of Maryland within one year after the date that the transaction is consummated. Each party to the transaction will bear its own costs. The costs to be incurred by the Fund are estimated at $138,000, which include writing off unamortized organizational expenses of the Fund of $98,000 and $40,000 for legal and other transactional expenses.

RESTRICTED SHARES TO BE ISSUED

     The Agreement provides that the shares of the Emerging Markets Portfolio issued shall be transferred and distributed immediately to an unissued share account maintained by DFAIDG's transfer agent, PFPC Inc., in the name of the sole shareholder of the Fund, the BellSouth Corporation Master Pension Trust. The shares issued will not be registered under the Securities Act of 1933, as amended ("1933 Act"), or the Georgia Securities Act of 1973 ("Georgia Act") in reliance on the exemption from registration in Section 4(2) of the 1933 Act for transactions not involving a public offering, and under paragraphs (7) and (12) of
Section 10-5-9 of the Georgia Act pursuant to which exemptions from registration apply to any transaction involving (i) the sale of securities to a pension plan or trust and (ii) the issuance or transfer of securities of an issuer by the issuer to the holder of beneficial interest thereof in connection with the sale or transfer of corporate assets in consideration of the issuance or transfer of such securities, where the transaction must be approved by the holders of at least a majority of the voting shares of such corporation.

     The Agreement provides that the said shares issued shall not be sold, transferred or assigned by the shareholder of the Fund in absence of registration of such shares under the 1933 Act and other applicable law providing for the registration of securities, except in a transaction which, in the opinion of legal counsel acceptable to DFAIDG, is exempt from the registration requirements of applicable law, and the said unissued share account established for the shareholder of the Fund described above, and any certificates for shares of the Emerging Markets Portfolio issued in respect thereof, shall be subject to such restriction, and shall bear a restrictive legend to the foregoing effect. The foregoing restriction, notwithstanding, the shares of the Emerging Markets Portfolio described above may be tendered for redemption at any time to DFAIDG and such shares shall be redeemed within seven days of a written request therefor either entirely in cash or, at the discretion of DFAIDG, and in conformity with rule 18f-1 under the 1940 Act, by delivery of (i) portfolio securities and (ii) cash not to exceed 1% of the net asset value of the redeemed shares or $250,000, whichever is less. The restriction on transfer of the shares of the Portfolio described above is essentially identical to the restriction on all shares of the Fund originally issued to the Fund's sole shareholder since on February 1, 1993.

EVALUATION BY THE BOARD OF DIRECTORS

     The Board's decision to approve, and recommend that the sole stockholder of the Fund vote in favor of, the proposal was made in view of the similarities in investment objectives, investment policies and management of the Fund and the Emerging Market Portfolio of DFAIDG, and because they believe the transaction would be in the best interests of the Fund and its sole shareholder. The primary difference in organizational structure between the Fund and the Emerging Markets Portfolio is that the shares of the Fund are not redeemable, whereas the shares of the Portfolio are redeemable, at net asset value, within seven days after the receipt by DFAIDG of a request for redemption by the holder. The Board of Directors believes that asset growth is more likely to be achieved through the distribution of shares of an open-end investment company, such as the Portfolio, which issues redeemable shares, as compared with the distribution of sale of shares of a closed-end fund, whose shares are not redeemable and, therefore, relatively illiquid in absence of a viable market for the shares. No market has developed for the shares of the Fund. Asset growth, in the Board's view, should enhance a fund's ability to take advantage of investment opportunities and reduce the effect of certain relatively fixed costs of operation by spreading them over a larger asset base. Accordingly, the Board of Directors unanimously recommends that the Fund's sole shareholder vote in favor of the proposal.

                 THE EMERGING MARKETS PORTFOLIO

INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of the Emerging Markets Portfolio of DFAIDG is to achieve long-term capital appreciation. The Portfolio pursues its objective by investing all of its assets in the Emerging Markets Series of The DFA Investment Trust Company (the "Emerging Markets Series"), which has the same investment objective and policies as the Portfolio. This method of organization is customarily referred to as a "master-feeder" structure. Accordingly, if the proposal is approved by the sole shareholder of the Fund, the assets transferred by the Fund to the Portfolio will be transferred promptly by the Portfolio to the Emerging Markets Series in return for the issuance of shares of the Series at the current net asset value of such shares. The DFA Investment Trust Company (the "Trust") is an open-end, management investment company, which is registered as such with the SEC under the 1940 Act and currently offers seven series, or classes, of shares. The Emerging Markets Series operates as a diversified investment company and seeks to achieve its investment objective by investing in emerging markets ("Approved Markets") designated by the Trust's Board of Trustees, who are the same persons who serve as the boards of directors of DFAIDG and the Fund, in consultation with Dimensional Fund Advisors Inc. The Emerging Markets Series invests its assets primarily in Approved Market equity securities listed on bona fide securities exchanges or actively traded on over-the-counter ("OTC") markets. These exchanges or OTC markets may be either within or outside the issuer's domicile country, and the securities may be listed or traded in the form of International Depository Receipts ("IDRs") or American Depository Receipts ("ADRs"). The investment objectives of the Emerging Markets Portfolio and Series may not be changed without shareholder approval.

     Under normal market conditions, the Emerging Markets Series will invest at least 65% of its assets in Approved Market securities. Approved Market securities are defined to be (a) securities of companies organized in a country in an Approved Market, or for which the principal trading market is in an Approved Market, (b) securities issued or guaranteed by the government of an Approved Market country, its agencies or instrumentalities, or the central bank of such country, (c) securities denominated in an Approved Market currency issued by companies to finance operations in Approved Markets, (d) securities of companies that derive at least 50% of their revenues primarily from either goods or services produced in Approved Markets or sales made in Approved Markets and (e) Approved Markets equity securities in the form of depositary shares. Securities of Approved Markets may include securities of companies that have characteristics and business relationships common to companies in other countries. As a result, the value of the securities of such companies may reflect economic and market forces in such other countries as well as in the Approved Markets. Dimensional Fund Advisors Inc. (the "Advisor"), however, will select only those companies which, in its view, have sufficiently strong exposure to economic and market forces in Approved Markets such that their value will tend to reflect developments in Approved Markets to a greater extent than developments in other regions. For example, the Advisor may invest in companies organized and located in the United States or other countries outside of Approved Markets, including companies having their entire production facilities outside of Approved Markets, when such companies meet the definition of Approved Markets securities so long as the Advisor believes at the time of investment that the value of the company's securities will reflect principally conditions in Approved Markets.

     The Advisor defines the term "emerging market" to mean a country which is considered to be an emerging market by the International Finance Corporation. Approved Markets may not include all such emerging markets. In determining whether to approve markets for investment, the Board of Trustees will take into account, among other things, market liquidity, investor information, government regulation, including fiscal and foreign exchange repatriation rules and the availability of other access to these markets by the investors in the Emerging Markets Series.

     The following countries are currently designated as Approved
Markets: Argentina, Brazil, Chile, Indonesia, Israel, Malaysia, Mexico, Portugal, Thailand, and Turkey. Countries that may be approved in the future include, but are not limited to, Republic of China (Taiwan), which is effectively closed to foreign investors at present, and Colombia, Greece, India, Jordan, Nigeria, Pakistan, Philippines, Venezuela and Zimbabwe.

     The Emerging Markets Series may invest up to 35% of its assets in securities of issuers that are not Approved Markets securities, but whose issuers, the Advisor believes, derive a substantial proportion, but less than 50%, of their total revenues from either goods and services produced in, or sales made in, Approved Markets.

     Pending the investment of new capital in Approved Market equity securities, the Emerging Markets Series will typically invest in money market instruments or other highly liquid debt instruments denominated in U.S. dollars (including, without limitation, repurchase agreements). In addition, the Emerging Markets Series may, for liquidity, or for temporary defensive purposes during periods in which market or economic or political conditions warrant, purchase highly liquid debt instruments or hold freely convertible currencies, although the Series does not expect the aggregate of all such amounts to exceed 10% of its net assets under normal circumstances.

     The Emerging Markets Series also may invest in shares of other investment companies that invest in one or more Approved Markets, although it intends to do so only where access to those markets is otherwise significantly limited. The Emerging Markets Series may also invest in money market mutual funds for temporary cash management purposes. The 1940 Act limits investment by the Series in shares of other investment companies to no more than 10% of the value of the Series' total assets. If The Emerging Markets Series invests in another investment company, the Series' shareholders will bear not only their proportionate share of expenses of the Series (including operating expenses and the fees of the Advisor), but also will bear indirectly similar expenses of the underlying investment company. In some Approved Markets it will be necessary or advisable for the Emerging Markets Series to establish a wholly-owned subsidiary or a trust for the purpose of investing in the local markets. The Emerging Markets Series also may invest up to 5% of its assets in convertible debentures issued by companies organized in Approved Markets.

     The investment objectives, investment policies and investment limitations of the Fund, the Emerging Markets
Portfolio and the Emerging Markets Series are the same, except as described in item (7) below.

     The Emerging Markets Portfolio and Series will not:

     (1) invest in commodities or real estate, including limited partnership interests therein, although they may purchase and sell securities of companies which deal in real estate and securities which are secured by interests in real estate, and may purchase or sell financial futures contracts and options thereon;

     (2) make loan of cash, except through the acquisition of repurchase agreements and obligations customarily purchased by institutional investors;

     (3) as to 75% of their total assets, invest in the securities of any issuer (except obligations of the U.S.
Government and its instrumentalities) if, as a result, more than 5% of their total assets, at market, would be invested in the securities of such issuer;

     (4) purchase or retain securities of an issuer if their officers and directors or the Advisor owning more than 1/2 of 1% of such securities together own more than 5% of such securities;

     (5) borrow, except from banks, amounts not exceeding 33% of their net assets and pledge not more than 33% of such assets to secure such loans;

     (6) pledge, mortgage or hypothecate any of their assets to an extent greater than 10% of their total assets at fair market value, except as described in (5) above;

     (7) invest more than 15% of their total assets in illiquid securities (whereas the Fund is not subject to this limitation);

     (8) engage in the business of underwriting securities issued by others;

     (9) invest for the purpose of exercising control over management of any company;

       (10) invest more than 5% of their total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation;

       (11) acquire any securities of companies within one industry if, as a result of such acquisition, more than 25% of the value of their total assets would be invested in securities of companies within such industry;

       (12) write or acquire options (except as described in (1) above) or interests in oil, gas or other mineral exploration, leases or development programs;

       (13) purchase warrants, except they may acquire warrants as a result of corporate actions involving their holdings of other equity securities;

       (14)    purchase securities on margin or sell short; or

       (15) acquire more than 10% of the voting securities of any issuer, provided that this limitation applies only to 75% of the assets of the Emerging Markets Portfolio and the Emerging
Markets Series.

     The above described limitations may not be changed without shareholder approval, but they are not applied to prevent the Emerging Markets Portfolio from investing in shares of the Emerging Markets Series.

PORTFOLIO STRUCTURE

     The Emerging Market Series will seek a broad market coverage of larger companies within each Approved Market. The Series will attempt to own shares of companies whose aggregate overall share of the Approved Market's total public market capitalization is at least the upper 40% of such capitalization, and can be as large as 75%. The Series may not invest in all such companies or achieve approximate market weights, due to constraints imposed within Approved Markets (E.G., restrictions on purchases by foreigners), or by the Series' policy not to invest more than 25% of its assets in any one industry. The Series may also further limit the market coverage in the smaller emerging markets in order to limit purchases of small market capitalization companies.

     The policy of seeking broad market diversification means that the Advisor will not utilize "fundamental" securities research techniques in identifying securities selections. The decision to include or exclude the shares of an issuer will be made primarily on the basis of such issuer's relative market capitalization determined by reference to other companies located in the same country. Company size is measured in terms of reference to other companies located in the same country and in terms of local currencies in order to eliminate the effect of variations in currency exchange rates. Even though a company's stock may meet the applicable market capitalization criterion, it may not be included in the Series for one or more of a number of reasons. For example, in the Advisor's judgment, the issuer may be considered in extreme financial difficulty, a material portion of its securities may be closely held and not likely available to support market liquidity, or the issuer may be a "passive foreign investment company," as defined in the Internal Revenue Code of 1986, as amended ("IRC"). To this extent, there will be the exercise of discretion and consideration by the Advisor which would not be present in the management of a portfolio seeking to represent an established index of broadly traded domestic securities (such as the S&P 500 Index). The Advisor will also exercise discretion in determining the allocation of capital as between Approved Markets.

     The Series does not seek current income as an investment objective and investments will not be based upon an issuer's dividend payment policy or record. However, many of the companies whose securities will be included in the Series do pay dividends. It is anticipated, therefore, that the Series will receive dividend income.

     Generally, securities will be purchased with the expectation that they will be held for longer than one year. However, securities may be disposed of at any time when, in the Advisor's judgment, circumstances warrant their sale.

     For the purpose of converting U.S. dollars to another currency, or vice versa, or converting one foreign currency to another foreign currency, the Emerging Markets Series may enter into forward foreign exchange contracts. In addition, to hedge against changes in the relative value of foreign currencies, the Series may purchase foreign currency futures contracts. The Series will only enter into such a futures contract if it is expected that the Series will be able readily to close out such contract. There can, however, be no assurance that it will be able in any particular case to do so, in which case the Series may suffer a loss. The investment policies described under "Portfolio Structure" also are policies of the Fund.

SECURITIES LOANS

     The Emerging Markets Portfolio and the corresponding Emerging Markets Series of the Trust are authorized to lend securities to qualified brokers, dealers, banks and other financial institutions for the purpose of earning additional income, although inasmuch as the Portfolio will only hold shares of the Emerging Markets Series, the Portfolio will not actually engage in this practice. The value of securities loaned may not exceed 33 1/3% of the value of the Series' total assets. In connection with such loans, the Series will receive collateral consisting of cash or U.S. government securities, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. In addition, the Series will be able to terminate a loan at any time, will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. Like the Portfolio and Emerging Markets Series, the Fund is authorized to lend portfolio securities, as described above.

RISK FACTORS

     Investments in foreign securities involve risks that are not associated with investments in U.S. public companies. Such risks may include legal, political and/or diplomatic actions of foreign governments, such as imposition of withholding taxes on interest and dividend income, possible seizure or nationalization of foreign deposits, establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely effect the value of the assets held by the Emerging Markets Series. Further, foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those of U.S. public companies and there may be less publicly available information about such companies than comparable U.S. companies.

     The investments of the Emerging Markets Series involve risks in addition to the usual risks of investing in developed foreign markets. A number of emerging securities markets restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging countries. In some jurisdictions, such restrictions on the imposition of taxes are intended to discourage shorter rather than longer-term holdings. While the Emerging Markets Series will invest only in markets where these restrictions are considered acceptable to the Advisor, new or additional repatriation restrictions might be imposed subsequent to the Series' investment. In such circumstances, the Series might, among other things, discontinue purchasing securities in that country. Such restrictions will be considered in relation to the Series' liquidity needs and other factors and may make it particularly difficult to establish the fair market value of certain securities from time to time. The valuation of securities held by the Emerging Markets Series is the responsibility of the Trust's Board of Trustees, acting in good faith with advice from the Advisor. Further, certain attractive equity securities may not be available for purchase because foreign shareholders hold the maximum amount permissible under applicable law.

     Relative to the U.S. and to larger foreign markets, many emerging securities markets in which the Emerging Markets Series may invest are relatively small, have low trading volumes, suffer periods of illiquidity and are characterized by significant price volatility. Such factors may be even more pronounced in jurisdictions where securities ownership is divided into classes for domestic and non-domestic owners.

     In addition, many emerging markets, including most Latin American countries, have experienced substantial and, in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain countries. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries. Certain emerging markets have recently transitioned, or are in the process of transitioning, from centrally controlled economies. There can be no assurance that such transitions will be successful.

     Brokerage commissions, custodial services and other costs relating to investment in foreign markets generally are more expensive than in the United States; this is particularly true with respect to emerging markets. Such markets have different settlement and clearance procedures. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Emerging Markets Series to make intended securities purchases due to settlement problems could cause the Series to miss investment opportunities. Inability to dispose of a security caused by settlement problems could result either in losses to the Series due to subsequent declines in the value of the portfolio security or, if the Series has entered into a contract to sell the security, could result in possible liability to the purchaser.

     The risk also exists that an emergency situation might arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for the Emerging Markets Series' portfolio securities in such markets may not be readily available. The Series' Portfolio securities in the affected markets will be valued at fair value, determined in good faith, by or under the direction of the Board of Trustees.

     Investments of the Series will be denominated in foreign currencies. Changes in the relative values of foreign currencies and the U.S. dollar, therefore, will affect the value of investments of the Series. The Series may purchase foreign currency futures contracts and options in order to hedge against changes in the level of foreign currency exchange rates, provided not more than 5% of the Series' assets are then invested as initial or variation margin deposits on such contracts or options. Such contracts involve an agreement to purchase or sell a specific currency at a future date at a price set in the contract and enable the Series to protect against losses resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies occurring between the trade and settlement dates of Series' securities transactions, but they also tend to limit the potential gains that might result from a positive change in such currency relationships.

     The Portfolio and Series have reserved the right to borrow amounts not exceeding 33% of its net assets for the purposes of making redemption payments. When advantageous opportunities to do so exist, the Series may also purchase securities when borrowings exceed 5% of the value of its net assets. Such purchases can be considered to be "leveraging" and, in such circumstances, the net asset value of the Portfolio and Series may increase or decrease at a greater rate than would be the case if the Series had not leveraged. The interest payable on the amount borrowed would increase the Series' expenses and, if the appreciation and income produced by the investments purchased when the Series has borrowed are less than the cost of borrowing, the investment performance of the Series and Portfolio will be reduced as a result of leveraging.

     The method employed by the Advisor to manage the Series will differ from the process employed by many other investment advisors in that the Advisor will rely on fundamental analysis of the investment merits of securities to a limited extent to eliminate potential portfolio acquisitions rather than rely on this technique to select securities. Further, because securities generally will be held long-term and will not be eliminated based on short-term price fluctuations, the Advisor generally will not act upon general market movements or short-term price fluctuations of securities to as great an extent as many other investment advisors.

     The Emerging Markets Series may invest in index futures contracts and index options. These investments entail the risk that an imperfect correlation may exist between changes in the market value of the stocks owned by the Series and the prices of such futures contracts and options and, at times, the market for such contracts and options might lack liquidity, thereby inhibiting the Series' ability to close a position in such investments.

     In addition, the Portfolio and the Series may invest in repurchase agreements. In the event of the bankruptcy of the other party to a repurchase agreement, the Fund or the Trust could experience delay in recovering the securities underlying such agreements. Management believes that this risk can be controlled through stringent security selection criteria and careful monitoring procedures.

     The Trust was organized as a Delaware business trust on October 27, 1992. It offers shares of its Series only to institutional investors in private placements. DFAIDG may withdraw the investment of the Emerging Markets Portfolio in the Emerging Markets Series of the Trust, at any time, if the Board of Directors of DFAIDG determines that it is in the best interests of the Portfolio to do so. Upon any such withdrawal, the Board of Directors of DFAIDG would consider what action might be taken, including the investment of all the assets of the Portfolio in another pooled investment entity having the same investment objective as the Portfolio or hiring an investment advisor to manage the Portfolio's assets in accordance with its investment policies.

                           MANAGEMENT

     The Board of Directors of DFAIDG and the Board of Trustees of the Trust are responsible for establishing the policies, and to oversee the management, of DFAIDG and the Trust. Dimensional Fund Advisors Inc., investment advisor of the Fund, also serves as Administrator of the Emerging Markets Portfolio. Under the Administration Agreement, it performs various services, including supervision of services provided by the custodian, transfer and dividend disbursing agent and others who provide services to DFAIDG for the benefit of the Portfolio, provides shareholders with information about the Portfolio and their investments, assists the Portfolio to conduct meetings of shareholders, furnishes information to the Board of Directors regarding the Emerging Markets Series and performs such other administrative services as the Board of Directors may reasonably request. For services under the Administration Agreement, Dimensional Fund Advisors Inc. is paid a fee, equal on an annual basis, to .40% of the average net assets of the Portfolio.

     In addition, Dimensional Fund Advisors Inc. serves as investment advisor to the Emerging Markets Series. The Investment Committee of the Advisor, which meets on a regular basis and is composed of certain officers and directors of the Advisor, makes all investment decisions for the Series, provides it with a trading department and selects brokers and dealers to effect securities transactions. Portfolio transactions are placed with a view to obtaining best price and execution, and subject to this goal may be placed with brokers who assist in sale of the Portfolio's shares. The investment advisory fee paid to the Advisor by the Emerging Markets Series for these services equals .10% of the average net assets of the Series, on an annual basis.

     Both the Emerging Markets Portfolio and the Emerging Markets Series bear all of their own costs and expenses, including services of their independent accountants, legal counsel, transfer and other taxes, insurance premiums, costs incidental to shareholders and directors meetings, the cost of filing registration statements under federal and state securities laws, reports to shareholders and dividend and disbursing and transfer agency expense, administrative services and custodian fees. The Emerging Markets Series and Emerging Markets Portfolio commenced operations on April 25, 1994. As of the six months ended May 31, 1995, the Portfolio had net assets of $30,254,000 and its ratio of expenses to average net assets was 1.98%, which includes the Portfolio's proportionate share of expenses of the Emerging Markets Series. Because of the relatively recent commencement of operations and related preliminary transaction costs, this ratio, management believes, is not necessarily indicative of future ratios.

SHAREHOLDER TRANSACTION EXPENSES - EMERGING MARKETS PORTFOLIO

     Reimbursement Fee (as percentage of purchase price) - .50%

ANNUAL PORTFOLIO OPERATING EXPENSES - EMERGING MARKETS PORTFOLIO
(AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                                  Total
        Management        Administration         Other          Operating
           Fee                 Fee              Expenses         Expenses
        ----------        --------------        --------        ---------
          0.10%               0.40%               0.75%            1.25%


EXAMPLE

     A shareholder would pay the following transaction and annual operating expenses on a $1,000 investment in the Portfolio, assuming a 5% annual return over each of the following time periods and redemption at the end of each time period:

                                           1 Year            3 Years
                                           ------            -------
     Emerging Markets Portfolio              18                 44


     The purpose of the above expense table and Example is to assist investors in understanding the various costs and expenses that an investor in the Portfolio will bear directly or indirectly. With respect to the Emerging Markets Portfolio, the table summarizes the aggregate estimated annual operating expenses of both the Portfolio and the Emerging Markets Trust Series. The Board of Directors of DFAIDG has considered whether such expenses will be more or less than they would have been if the Portfolio were to invest directly in the securities held by the Emerging Markets Series. The aggregate amount of expenses for the Portfolio and the corresponding Trust Series may be greater than it would have been if the Portfolio were to invest directly in the securities held by the corresponding Series. However, the total expense ratios for the Portfolio and the Series are expected to be less over time than such ratios would have been if the Portfolio were to invest directly in the underlying securities. This is because the master-feeder arrangement enable various institutional investors to pool their assets, which may be expected to result in economies by spreading certain fixed costs over a larger asset base. Each shareholder in the Series, including the Portfolio, will pay its proportionate share of the expenses of that Trust Series.

     The example should not be considered a representation of past or future expenses. Actual expenses may be greater or lesser than those shown. The Emerging Markets Portfolio and the Emerging Markets Series are new and, therefore, the expenses of the Portfolio and Series included in the table are the estimated annualized expenses that are expected to be incurred through the fiscal year ending November 30, 1995 and the above example is based on estimated expenses for the current and next two fiscal years and does not extend those estimates over five and ten year periods.

     Dimensional Fund Advisors Inc. provides investment advisory services to the Fund under the terms of an investment advisory agreement. For the period beginning December 1, 1993 to February 28, 1994, the Fund paid the Advisor a fee based on an annual effective rate of 0.10% of average net assets. Effective March 1, 1994, the Fund became obligated to pay the Advisor a fee based on an annual effective rate of 0.50% of average net assets. However, at that time, the Advisor agreed to waive 80% of its advisory fee to keep the fee at an annual rate of 0.10% of average net assets. The Fund's ratio of expenses to average net assets for the six months ended May 31, 1995 was 0.61% and for the year ended November 30, 1994 was 0.80%. Had certain waivers not been in effect, the annualized ratios of expenses to average net assets for the periods ended May 31, 1995 and November 30, 1994 would have been 1.02% and 0.88%, respectively.

FEDERAL TAX STATUS OF EMERGING MARKETS PORTFOLIO AND SERIES

     The Emerging Markets Portfolio intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not be liable for federal income taxes to the extent that its net investment income and net realized capital gains are distributed. It is the policy of the Portfolio to distribute dividends of substantially all of its net investment income, together with any net realized capital gains in November and December of each year. The Portfolio is treated as a separate corporation for federal income tax purposes.

     The Emerging Markets Series has obtained a ruling from the Internal Revenue Service holding, in part, that the Series is taxable as a partnership and that the Emerging Markets Portfolio is deemed to own a proportionate share of the assets of the Emerging Markets Series. Shareholders receive all dividends and any capital gains distributions paid by the Portfolio in additional shares of the Portfolio at the net asset value of such shares as of the business date following the dividend record date.

TAX CONSEQUENCES OF THE TRANSACTION

     Consummation of the Reorganization is subject to the receipt of a private letter ruling from the Internal Revenue Service or, in the alternative, an opinion from Stradley, Ronon, Stevens & Young, legal counsel to DFAIDG, substantially to the effect that, among other things, no gain or loss will be recognized by the Emerging Markets

Portfolio or its shareholders for federal income tax purposes as a result of the issuance of shares of the Portfolio in consideration of transfer of the assets of the Fund under Section 1032(a) of the Code. Also, in the opinion of Stradley, Ronon, Stevens & Young, no gain or loss will be recognized by the Emerging Markets Series or by the Emerging Markets Portfolio on the transfer by the Portfolio of the Fund's assets to the Series in exchange for shares of the Series under Section 72(a) of the Code. In addition, the Portfolio has requested a private ruling letter from the IRS to the effect that the tax basis of the assets of the Fund in the hands of the Portfolio and Series as a result of the reorganization will be equal to their fair market value as of the date of transfer under
Section 1012 of the Code. It is anticipated that the Emerging Markets Series will continue to hold the assets of the Fund with disposition of such assets only in the normal course of business. If the reorganization is not approved by the Fund shareholders, the Board of Directors of the Fund will consider other alternatives.

ACCOUNTING TREATMENT

     The acquisition of assets by the Portfolio and Series will be treated as a purchase transaction for accounting purposes. Since the transaction is expected to be taxable for federal income tax purposes, the tax and book bases of the assets of the Fund as a result of this transaction will be equal to their fair market value as of the date of transfer.

Information Regarding the Advisor

     The Advisor, located at 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401, was organized in May 1981 and is engaged in the business of providing investment management services to institutional investors. David G. Booth and Rex A. Sinquefield, directors and officers of both the Fund and the Advisor, together own approximately 61% of the Advisor's outstanding stock. Schroeder Capital Management, 33 Gutter Lane, London, England EC2V 8AS, owns approximately 10.4% of the Advisor's outstanding stock. The name, address and principal occupation of each director and principal executive officer of the Advisor is set forth below. The officers of the Advisor and the Fund are also listed below.

     DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF THE ADVISOR

     David G. Booth, Santa Monica, CA, is Chairman - Chief Executive Officer, President and a Director of the Advisor, the Fund and DFAIDG and is President, Chairman - Chief Executive Officer and a Trustee of The DFA Investment Trust Company. Mr. Booth is also Chairman - Chief Executive Officer and a Director of DFA Securities Inc., Dimensional Investment Group Inc. (registered investment company) and DFA Australia Pty Limited ("DFA Australia"). He is Chairman and Director of Dimensional Fund Advisors Ltd. ("DFAL").

     Rex A. Sinquefield, Santa Monica, CA, is Chairman - Chief Investment Officer and a Director of the Advisor, the Fund and DFAIDG. He is also Chairman - Chief Investment Officer and a Director of DFA Securities Inc., Dimensional Investment Group Inc. and DFA Australia, Trustee and Chairman - Chief Investment Officer of the Trust, and Chairman, Chief Executive Officer and Director of DFAL.

     Eugene Francis Fama, Chicago, IL, Director, is the Robert R. McCormick Distinguished Service Professor of Finance, and has been engaged in teaching and research in finance and economics at the Graduate School of Business, University of Chicago, Chicago, Illinois since September, 1963. Mr. Fama also is a Director of DFA Securities Inc.

     John Andrew McQuown, Mill Valley, CA, Director, has been self employed since 1974 as an entrepreneur, financier and consultant to major financial institutions. He is also a Director of Chalone Wine Group, Inc., Mortgage Information Corporation, KMV Corporation and Microsource, Inc. Mr. McQuown also is a Director of DFA Securities Inc.

     Lloyd Stockel, Los Angeles, CA, Director, is the Chairman of
     Sand County Ventures, Inc. and a Trustee of Muir Investment
     Trust.  Mr. Stockel also is a Director of DFA Securities
     Inc.

     David Salisbury, London, England, Director, is Chief
     Executive Officer of Schroder Capital Management
     International Inc.  Mr. Salisbury also is a Director of DFA
     Securities Inc.

     OFFICERS OF THE ADVISOR, THE FUND, DFAIDG AND DFAITC

     Arthur Barlow, Vice President, Santa Monica, CA.

     Maureen Connors, Vice President, Santa Monica, CA.

     Robert Deere, Vice President, Santa Monica, CA.

     Irene R. Diamant, Vice President and Secretary, Santa
     Monica, CA.

     Eugene Fama, Jr., Vice President, Santa Monica, CA.

     David Plecha, Vice President, Santa Monica, CA.

     George Sands, Vice President, Santa Monica, CA.

     Michael T. Scardina, Vice President, Chief Financial
     Officer, Controller and Treasurer, Santa Monica, CA.

     Cem Severoglu, Vice President, Santa Monica, CA.

     Jeanne C. Sinquefield, Ph.D., Executive Vice President,
     Santa Monica, CA.

     OFFICERS OF THE ADVISOR

     Daniel Wheeler, Marketing Officer, Santa Monica, CA

     David Schneider, Marketing Officer, Santa Monica, CA

     Lawrence Spieth, Marketing Officer, Santa Monica, CA

     Each of the officers listed above owns stock of the Advisor in an amount not exceeding 1% of the Advisor's total outstanding stock, except for Michael T. Scardina who owns 3% of the Advisor's total outstanding stock.

ADDITIONAL INFORMATION ABOUT THE SHARES OF THE EMERGING MARKETS
PORTFOLIO

     The shares of the Portfolio, when issued and paid for, are fully paid and non-assessible shares, with equal, non-cumulative voting rights and no preferences as to conversion, exchange, dividends, redemption or any other feature.

     It is the current policy of DFAIDG, whenever the Portfolio, as an investor in the Emerging Markets Series, is asked to vote on a proposal, to hold a special meeting of the Portfolio's shareholders to solicit their votes with respect to the proposal. The directors of DFAIDG will then vote the Portfolio's shares in the Emerging Markets Series in accordance with the voting instructions received from the Emerging Markets Portfolio's shareholders. The directors of DFAIDG will vote the shares of the Portfolio for which they receive no voting instructions in the same proportion as the shares for which they receive voting instructions. If a majority shareholder of the Emerging Markets Series redeems its entire interest in the Series, a majority in interest of the remaining shareholders of the Series must vote to approve the continuing existence of the Series or the Series will be liquidated. That issue, however, will be voted upon only by the direct holders of the Series' shares, such as the Portfolio, and will not be voted upon by the shareholders of the Emerging Markets Portfolio.

     The public offering price of the shares of the Portfolio, and the corresponding purchase price of shares of the Emerging Markets Series, is equal to the net asset value per share plus a reimbursement fee. The net asset values of the shares of the Portfolio and Series are calculated as of the close of the NYSE by dividing the total market value of their respective investments and other assets, less any liabilities, by their respective total outstanding shares of stock. Securities held by the Series which are listed on a securities exchange and for which market quotations are available are valued at the last quoted sale price of the day or, if there is no such reported sale, such securities are valued at the mean between the most recent quoted bid and ask prices. Price information on listed securities is taken from the exchange where the security is primarily traded. The value of other assets and securities for which no quotations are readily available are determined in good faith at fair value in accordance with procedures adopted by the Board of Directors of DFAIDG and the Board of Trustees of the Trust. The net asset value per share of the Emerging Markets Series is expressed in U.S.

dollars by translating the net assets of the Series using the bid price for the dollar as quoted by generally recognized reliable sources.

     It is management's belief that payment of a reimbursement fee by each investor, which is used to defray significant costs associated with investing proceeds of the sale of shares of the Portfolio, will eliminate a dilutive effect such costs would otherwise have on the net asset value of shares held by previous investors. Therefore, the Emerging Markets Series and the Emerging Markets Portfolio are sold at an offering price which is equal to the current net asset value of the shares plus a reimbursement fee. The amount of the reimbursement fee represents management's estimate of the cost reasonably anticipated to be associated with the purchase of securities by the Emerging Markets Series and is paid to the Portfolio, and passed through to the Series, to defray such costs. These costs include brokerage commissions on listed securities and imputed commissions on over-the-counter securities. The reimbursement fee, expressed as a percentage of the net asset value of the shares of the Portfolio is 0.50%. A reimbursement fee, however, will not be imposed on the transfer of assets from the Fund to the Emerging Markets Portfolio or from the Portfolio to the Emerging Markets Series because such investment will not entail a corresponding acquisition of securities in the securities markets by the Series.

OTHER INFORMATION

     Investors may purchase shares of the Portfolio by first contacting the Advisor at (310) 395-8005 to notify the Advisor of the proposed investment. All investments are subject to approval of the Advisor and all investors must complete and submit the necessary account registration forms. DFAIDG reserves the right to reject any initial or additional investment and to suspend the offering of shares of the Portfolio.

     PFPC Inc. serves as the accounting services, dividend disbursing and transfer agent for the Emerging Markets Portfolio and Emerging Markets Series and is located at 400 Bellevue Parkway, Wilmington, DE 19809. DFAIDG acts as distributor of each series of its own shares of stock, including the Emerging Markets Portfolio. DFAIDG has entered into an agreement with DFA Securities Inc., a wholly-owned subsidiary of the Advisor, pursuant to which DFA Securities Inc. is responsible for supervising the sale of each series of shares of DFAIDG. No compensation is paid by DFAIDG to DFA Securities Inc. under this agreement.

     Coopers & Lybrand L.L.P. serve as DFAIDG's independent accountants. A representative of Coopers & Lybrand L.L.P. is not expected to be present at the meeting.

     Information about DFAIDG is included in its current prospectus, dated June 30, 1995, and the annual report to shareholders of DFAIDG, as of November 30, 1994, relating to the Emerging Markets Portfolio, the latter being enclosed with this Proxy Statement and incorporated by reference herein. Additional information about DFAIDG and the Emerging Markets Portfolio is included in a Statement of Additional Information, of even date with the prospectus, which has been filed with the SEC and is incorporated by reference herein. Copies of the Statement of Additional Information may be obtained without charge by writing to the Advisor, or calling (310) 395-8005. DFAIDG is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, as applicable, and, in accordance with such requirements, files proxy materials, reports and other information with the SEC. These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC, 450 Fifth Street N.W., Washington, D.C. 20549, and at the offices of DFAIDG at 1299 Ocean Avenue, Santa Monica, CA 90401 and at the Regional Office of the SEC at 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549, at prescribed rates.

INFORMATION ABOUT THE FUND

     Information about the Fund is incorporated herein by reference from its prospectus dated March 20, 1995, and Statement of Additional Information of the same date, copies of which may be obtained without charge by writing or calling the Advisor at the address and telephone number shown above. Reports and other information filed by the Fund can be inspected and copies at the Public Reference Facilities maintained by the SEC at 450 Fifth Street N.W., Washington, D.C. 20549, and copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Washington, D.C. 20549, at prescribed rates.

FINANCIAL STATEMENTS

     The financial statements contained in the audited annual report to stockholders of the Fund, DFAIDG in respect of the Emerging Markets Portfolio and the Trust in respect of the Emerging Markets Series, dated as of November 30, 1994, and the unaudited semi-annual report to stockholders of the Fund, Portfolio and the Series dated May 31, 1995, are incorporated herein by reference and enclosed with this proxy statement. Set forth hereafter are the pro forma balance sheet of the Emerging Markets Portfolio as of May 31, 1995 as if the Fund's assets had been sold pursuant to the Agreement on May 31, 1995. Also set forth below are the pro forma statements of operations of the Emerging Markets Portfolio as of November 30, 1994 and May 31, 1995 giving effect to the transaction.

                              By Order of the Board of Directors


                              IRENE R. DIAMANT
                              Secretary
October 31, 1995

The purpose of the proforma financial statements is to show the effect of the proposed sale of substantially all of the assets of Dimensional Emerging Markets Fund Inc. ("the Fund") in exchange for the issuance of shares of common stock of The Emerging Markets Portfolio ("the Feeder") and the subsequent transfer of such assets to The Emerging Markets Series ("the Master"). The Fund is a closed-end management investment company. The Feeder is an open-end management investment company and invests solely in the Master. Proforma combined financial statements have been presented for the Feeder and the Master. The Proforma Combined Statements of Assets and Liabilities which combine the Fund and the Feeder and the Fund and the Master, respectively are presented at May 31, 1995. The Proforma Combined Schedule of Investments which combine the Fund and the Master is presented at May 31, 1995. The Proforma Combined Statements of Operations which combine the Fund and the Feeder and the Fund and the Master, respectively, are presented for the periods ended May 31, 1995 and November 30, 1994.

                   DIMENSIONAL EMERGING MARKETS FUND INC.
                        THE EMERGING MARKETS SERIES

           PROFORMA COMBINED SCHEDULE OF INVESTMENTS (Unaudited)
                                MAY 31, 1995


                 SHARES                                                                                     VALUE
----------------------------------------                                                  -----------------------------------------
DIMENSIONAL      THE       THE EMERGING                                                   DIMENSIONAL       THE       THE EMERGING
 EMERGING     EMERGING    MARKETS SERIES                                                    EMERGING     EMERGING    MARKETS SERIES
  MARKETS      MARKETS       PROFORMA                                                       MARKETS       MARKETS       PROFORMA
 FUND INC.     SERIES        COMBINED                       SECURITY                       FUND INC.      SERIES        COMBINED
-----------------------------------------------------------------------------------------------------------------------------------
                                          CHILE
                                          COMMON STOCKS
    50,304                      50,304    Banco de Credito e Inversiones SA Series A      $    373,611                $    373,611
   347,000                     347,000    Banmedica SA                                         157,393                     157,393
   100,000                     100,000    CAP SA (Compania de Aceros del Pacifico)             679,045                     679,045
   117,150                     117,150    CMPC SA (Compania Manufacturera de Papeles y
                                           Cartones)                                         2,128,588                   2,128,588
   757,488                     757,488    COPEC (Cia de Petroleos de Chile)                  4,440,447                   4,440,447
 4,900,000                   4,900,000    CTI SA (Cia Tecno Industrial)                        362,626                     362,626
    93,000                      93,000    Cervecerias Unidas SA                                488,435                     488,435
   138,000                     138,000    Chilectra Generacion S                             1,134,748                   1,134,748
   225,611                     225,611    Chilectra SA                                       1,184,907                   1,184,907
   103,000                     103,000    Consumidores de Gas de Santiago SA                   877,003                     877,003
 4,308,900                   4,308,900    Empresa Nacional de Electricidad SA                3,613,990                   3,613,990
    49,000                      49,000    Empresa Nacional de Telecomunicaciones SA            438,011                     438,011
 3,895,960                   3,895,960    Enersis SA                                         2,237,335                   2,237,335
   147,795                     147,795    Forestal Terranova SA                                303,823                     303,823
 1,057,365                   1,057,365   *Industrias Forestales Inforsa SA                     370,218                     370,218
   100,000                     100,000    Invercap SA                                          206,631                     206,631
   225,069                     225,069    Laboratorio Chile SA                                 253,725                     253,725
   231,227                     231,227    MADECO SA (Manufacturera de Cobre)                   686,934                     686,934
   357,062                     357,062    Maderas y Sinteticos SA                              223,992                     223,992
   102,255                     102,255    Minera Mantos Blancos SA                             301,069                     301,069
    63,000                      63,000    Sociedad Industrial Pizarreno SA                     147,056                     147,056
    28,000                      28,000   *Sociedad Quimica y Minera de Chile SA Series A       118,833                     118,833
   410,000                     410,000    Sud Americana de Vapores SA                          309,947                     309,947
   200,000                     200,000    Telefonos de Chile SA Series A                     1,015,915                   1,015,915
   352,166                     352,166    Telefonos de Chile SA Series B                     1,718,794                   1,718,794
   163,489                     163,489    Vina Sta Carolina SA                                 177,800                     177,800
   350,000                     350,000    Vina de Concha y Toro SA                             153,183                     153,183
                                                                                          ------------                ------------
                                          TOTAL COMMON STOCKS                               24,104,059                  24,104,059
                                                                                          ------------                ------------
                                          INVESTMENT IN CURRENCY
                                         *Chilean Pesos                                        188,332                     188,332
                                                                                           ------------                ------------
                                          PREFERRED STOCK
    77,090                      77,090    Sociedad Quimica y Minera de Chile SA Series B       325,128                     325,128
                                                                                           ------------               ------------
                                          TOTAL - CHILE                                     24,617,519                  24,617,519
                                                                                          ------------                ------------
                                          BRAZIL
                                          COMMON STOCKS
 6,300,000                   6,300,000    Bancor BCO                                            37,897                      37,897
                 730,000       730,000    Belgo Mineira                                                 $    72,702         72,702
   342,000                     342,000    Embraco SA                                           264,238                     264,238
 6,762,000     6,220,000    12,982,000    Lojas Americanas SA                                  150,764      137,307        288,071
   378,000       149,000       527,000    Mannesmann                                           116,821       42,759        159,580
   180,016        20,000       200,016    Souza Cruz Industria e Comercio Cruz               1,239,845      131,347      1,371,192
82,869,000    13,450,000    96,319,000    Telecomunicacoes Brasilieras SA                    2,808,033      417,158      3,225,191
   121,000        10,000       131,000    VSMA (Cia Vidraria Santa Marina)                     487,472       40,287        527,759
                                                                                          ------------  -----------   ------------
                                          TOTAL COMMON STOCKS                                5,105,070      841,560      5,946,630
                                                                                          ------------  -----------   ------------

                                          PREFERRED STOCK
 1,265,999        79,999     1,345,998    Aracruz Celulose SA Series B                       2,920,461      181,013      3,101,474
99,339,028    31,559,888   130,898,916    Banco Bradesco SA                                    904,577      271,708      1,176,285
 3,312,000       710,000     4,022,000    Banco Itau SA                                        987,020      198,267      1,185,287
56,145,862    11,920,000    68,065,862    Banco do Brasil SA                                   687,880      140,777        828,657
14,980,000                  14,980,000    Banco do Estado de Sao Paulo SA                       99,205                      99,205
 2,015,570       410,000     2,425,570    Brasmotor SA                                         430,166       89,150        519,316
 3,976,399     1,130,000     5,106,399    Cervejaria Brahma                                  1,285,966      365,442      1,651,408
   568,558        19,482       588,040   *Cervejaria Brahma Issue 95                            15,541        6,220         21,761
14,250,000     5,100,000    19,350,000    COFAP Cia Fabricadora de Pecas                       141,556       48,692        190,248
 4,510,000       980,000     5,490,000    Duratex SA                                           248,896       54,095        302,991
                 130,000       130,000    Embraco SA                                                         10,044         10,044
20,194,770     6,500,000    26,694,770    Ericsson Telecomunicacoes SA                         109,444       34,078        143,522
   334,825        29,500       364,325    IKPC Industrias Klabin de Papel e Celulose SA            451       39,724         40,175
 1,088,000       530,000     1,618,000    Investimentos Itau SA                                600,442      292,494        892,936
 4,324,460                   4,324,460    Lojas Americanas SA                                   98,804                      98,804
   427,145        59,000       486,145    Multibras Eletrodomesticos SA                        334,738       42,785        377,523
 9,588,000     2,120,000    11,708,000    Paranapanema SA                                      160,647       33,602        194,249
   308,282        70,000       378,282    Sadia Concordia SA                                   311,685       71,082        382,767
 2,181,754                   2,181,754    Siderurgica Belgo Mineira Issue                      217,284                     217,284
 1,889,166       137,922     2,027,088    Telecomunicacoes Brasileiras SA                       65,891        4,811         70,702
419,254,000  121,390,000   540,644,000    Usinas Siderurgicas de Minas Gerais SA               522,911      133,985        656,896
29,893,000     2,830,000    32,723,000    Vale do Rio Doce                                   4,916,178      427,967      5,344,145
550,256,498   66,000,000   616,256,498    White Martins SA                                     510,172       57,550        567,722
                                                                                          ------------  -----------   ------------
                                          TOTAL PREFERRED STOCK                             15,569,915    2,503,486     18,073,401
                                                                                           ------------  -----------   ------------

                                          TOTAL - BRAZIL                                    20,674,985    3,345,046     24,020,031

                   DIMENSIONAL EMERGING MARKETS FUND INC.
                        THE EMERGING MARKETS SERIES

           PROFORMA COMBINED SCHEDULE OF INVESTMENTS (Unaudited)
                                MAY 31, 1995

                 SHARES                                                                                     VALUE
----------------------------------------                                                  -----------------------------------------
DIMENSIONAL      THE       THE EMERGING                                                   DIMENSIONAL       THE       THE EMERGING
 EMERGING     EMERGING    MARKETS SERIES                                                    EMERGING     EMERGING    MARKETS SERIES
  MARKETS      MARKETS       PROFORMA                                                       MARKETS       MARKETS       PROFORMA
 FUND INC.     SERIES        COMBINED                       SECURITY                       FUND INC.      SERIES        COMBINED
-----------------------------------------------------------------------------------------------------------------------------------
                                          THAILAND
                                          COMMON STOCKSAA
                   2,100         2,100    Adkinson Securities Public Co., Ltd (Foreign)                 $     5,805   $      5,805
                   8,000         8,000    Advanced Info Servuce Public Co., Ltd.                            124,228        124,228
   124,500        11,400       135,900    Advanced Info Service Public Co., Ltd.
                                           (Foreign)                                      $  1,902,927      173,780      2,076,707
                   7,400         7,400    Amarin Plaza Public Co., Ltd.                                       8,724          8,724
     4,150                       4,150    American Standard Sanitaryware (Thailand)
                                           Public Co., Ltd (Foriegn)                            66,636                      66,636
                   2,500         2,500    Asia Credit Public Co., Ltd (Foreign)                              19,207         19,207
    69,000         5,300        74,300    Asia Securites Trading Public Co., Ltd
                                           (Foreign)                                           246,829       18,313        265,142
    13,000         1,000        14,000    Ayudhya Insurance Public Co. Ltd (Foreign)            98,293        7,805        106,098
                  41,100        41,100    Bangkok Bank of Commerce Public Co., Ltd.                          33,415         33,415
                   1,400         1,400    Bangkok Insurance Public Co., Ltd (Foreign)                        26,179         26,179
   256,400        47,200       303,600    Bangkok Land Public Co., Ltd. (Foreign)              541,984       99,772        641,756
                  45,400        45,400    Bangkok Metropolitan Bank Public Co., Ltd
                                           (Foreign)                                                         41,755         41,755
    40,000        14,600        54,600    Bangkok Rubber Public Co., Ltd. (Foreign)             37,805       14,837         52,642
    42,000                      42,000    Bangkok Steel Industry Public Co., Ltd
                                           (Foreign)                                            66,585                      66,585
   188,100        12,870       200,970    Bank of Asia Public Co., Ltd. (Foreign)              523,774       34,529        558,303
    61,600        15,400        77,000    Bank of Ayudhya Public Co., Ltd. (Foreign)           330,537       82,634        413,171
                   2,000         2,000    Banpu Public Co., Ltd.                                             44,715         44,715
    25,000         1,800        26,800    Banpu Public Co., Ltd. (Foreign)                     552,845       39,951        592,796
                   3,000         3,000    Capital Nomura Securities Public Co., Ltd
                                           (Foreign)                                                          8,902          8,902
                   7,000         7,000    CMIC Finance and Securities Public Co., Ltd                        26,037         26,037
   138,000         6,300       144,300    CMIC Finance and Securities Public Co., Ltd
                                           (Foreign)                                           555,366       24,073        579,439
     8,100         6,000        14,100    Charoen Pokphand Feedmill Public Co., Ltd
                                           (Foreign)                                            51,366       42,683         94,049
    32,000         4,000        36,000    Christiani & Nielsen (Thai) Public Co., Ltd
                                           (Foreign)                                           107,967       12,195        120,162
   128,007         8,000       136,007    Dhana Siam Finance and Securities Public Co.,
                                           Ltd (Foreign)                                       749,268       44,878        794,146
                  13,400        13,400    Dustit Thani Public Co., Ltd (Foreign)                             11,439         11,439
                   2,600         2,600    First Asia Securities Public Co., Ltd
                                           (Foreign)                                                         13,951         13,951
                  66,000        66,000    First Bangkok City Bank Public Co. Ltd                             61,037         61,037
   920,400        69,100       989,500    First Bangkok City Bank Public Co. Ltd
                                           (Foreign)                                           841,829       51,965        893,794
                  11,900        11,900    First City Investment Public Co., Ltd.
                                           (Foreign)                                                         18,866         18,866
                   3,800         3,800    Five Stars Property Public Co., Ltd (Foreign)                      13,285         13,285
                   3,200         3,200   *GSS Array Techology Public Co., Ltd (Foreign)                      14,959         14,959
                   5,400         5,400    General Finance and Securities Public Co.,
                                           Ltd.                                                              26,122         26,122
                   2,700         2,700    General Finance and Securities Public Co. Ltd
                                           (Foreign)                                                         13,061         13,061
                   1,000         1,000    Hana Microelectronics Co., Ltd. (Foreign)                           4,878          4,878
                  10,700        10,700   *ITF Finance and Securities Public Co., Ltd
                                           (Foreign)                                                         16,963         16,963
                   2,900         2,900    International Broadcasting Corp. Public Co.,
                                           Ltd (Foreign)                                                     12,967         12,967
                   2,000         2,000    International Engineering Public Co., Ltd
                                           (Foreign)                                                         14,228         14,228
                   1,000         1,000    Juldis Develop Public Co., Ltd. (Foreign)                           4,106          4,106
    36,000         2,800        38,800    Kiatnakin Finance and Securities Public Co.,
                                           Ltd. (Foreign)                                      162,439       12,293        174,732
                  11,000        11,000   *Krisda Mahanakom Public Co., Ltd.                                  26,382         26,382
                  22,600        22,600    Krug Thai Bank Public Co., Ltd                                     81,305         81,305
   616,000        90,970       706,970    Krung Thai Bank Public Co., Ltd. (Foreign)         2,303,740      323,572      2,627,312
    71,100         1,000        72,100    Land and House Public Co., Ltd. (Foreign)          1,219,683       20,163      1,239,846
    21,000         2,600        23,600    MK Real Estate Development Public Co., Ltd.
                                           (Foreign)                                            70,000        8,772         78,772
    46,000                      46,000    Modernform Group Public Co., Ltd. (Foreign)           86,016                      86,016
                     500           500    Mutual Fund Public Co., Ltd ( Foreign)                             12,439         12,439
                   9,000         9,000    Nakomthon Bank Public Co., Ltd                                     26,707         26,707
                   3,400         3,400    Nakomthon Bank Public Co., Ltd ( Foreign)                          10,089         10,089
     6,400                       6,400   *Naowarat Patanakarn Co., Ltd.                         15,610                      15,610
                   3,000         3,000    National Finance and Securitites Public Co.,
                                           Ltd.                                                              14,512         14,512
                   3,000         3,000    National Finance and Securities Public Co.,
                                           Ltd. (Foreign)                                                    14,756         14,756
                   5,000         5,000   *Natural Park Public Co., Ltd.                                      28,455         28,455
                   5,000         5,000   *Natural Park Public Co., Ltd (Foreign)                             28,455         28,455
                   5,000         5,000   *Nava Finance and Securities Public Co., Ltd.                       16,565         16,565
   120,000        13,900       133,900   *Nava Finance and Securities Public Co., Ltd.
                                            (Foreign)                                          419,512       45,203        464,715
    32,000                      32,000   *New Imperial Hotel Public Co., Ltd. (Foreign)         30,894                      30,894
                   8,500         8,500    NTS Steel Group Public Co., Ltd (Foreign)                          17,190         17,190
    55,000         5,200        60,200   *Padaeng Industry Public Co., Ltd. (Foreign)           77,134        7,398         84,532
                  10,000        10,000    Phatra Thanakit Public Co. Ltd (Foreign)                           86,179         86,179
                   8,200         8,200   *Phoenix Pulp and Paper Public Co., Ltd.                            44,333         44,333
                   1,900         1,900    Poonipat Finance and Securities                                    16,374         16,374
     9,200                       9,200    Post Publishing Public Co., Ltd. (Foreign)            55,350                      55,350
                   1,600         1,600    Power P (Foreign)                                                   7,154          7,154
    32,000         6,000        38,000    Premier Enterprise Public Co., Ltd. (Foreign)         69,593       13,049         82,642
                   1,300         1,300    Property Perfect Public Co., Ltd. (Foreign)                        12,207         12,207
                   7,000         7,000    Quality Houses Public Co., Ltd.                                    30,163         30,163
                   5,000         5,000    Quality Houses Public Co., Ltd. (Foreign)                          17,886         17,886
                  24,700        24,700    Robinson Department Store Public Co., Ltd.
                                           (Foreign)                                                         53,215         53,215
    25,400                      25,400    Saha Pathana Inter-holding Public Co., Ltd.
                                           (Foreign)                                            52,142                      52,142
                  12,000        12,000    Saha-Union Public Co. Ltd., (Foreign)                              19,756         19,756
                   6,000         6,000    Securities One Public Co., Ltd.                                    55,610         55,610
    69,000         1,500        70,500    Securities One Public Co., Ltd. (Foreign)            701,219       13,902        715,121
                   1,000         1,000    Serm Suk Public Co., Ltd (Foreign)                                 11,382         11,382
   108,000                     108,000    Shangri-La Hotel Public Co., Ltd. (Foreign)           87,805                      87,805
                   3,000         3,000    Shinawatra Computer and Communications Public
                                           Co., Ltd.                                                         80,000         80,000
   102,800         7,500       110,300    Shinawatra Computer and Communications Public
                                           Co., Ltd. (Foreign)                               2,774,764      201,220      2,975,984
                   3,000         3,000    Siam Cement Public Co., Ltd                                        51,707         51,707
                   2,000         2,000    Siam Cement Public Co., Ltd. (Foreign)                            128,618        128,618
   638,200        64,000       702,200    Siam City Bank Public Co., Ltd. (Foreign)            706,949       81,301        788,250
    90,600         6,200        96,800    Siam City Cement Public Co., Ltd. (Foreign)        1,554,195      108,374      1,662,569
     1,000         5,000         6,000    Siam Commercial Bank Public Co., Ltd.
                                           (Foreign)                                             8,618       52,439         61,057
    48,000         4,500        52,500    Siam Pulp & Paper Co., Ltd. (Foreign)                160,000       15,274        175,274
    21,200           900        22,100    Sino-Thai Engineering and Construction Public
                                           Co., Ltd. (Foreign)                                 249,919       10,683        260,602
                   5,400         5,400    Somprasong Land Public Co., Ltd.                                   14,049         14,049
    21,000         1,400        22,400   *Srithai Superware Public Co., Ltd. (Foreign)         163,049       10,870        173,919

                   DIMENSIONAL EMERGING MARKETS FUND INC.
                        THE EMERGING MARKETS SERIES

           PROFORMA COMBINED SCHEDULE OF INVESTMENTS (Unaudited)
                                MAY 31, 1995

                 SHARES                                                                                     VALUE
----------------------------------------                                                  -----------------------------------------
DIMENSIONAL      THE       THE EMERGING                                                   DIMENSIONAL       THE       THE EMERGING
 EMERGING     EMERGING    MARKETS SERIES                                                    EMERGING     EMERGING    MARKETS SERIES
  MARKETS      MARKETS       PROFORMA                                                       MARKETS       MARKETS       PROFORMA
 FUND INC.     SERIES        COMBINED                       SECURITY                       FUND INC.      SERIES        COMBINED
-----------------------------------------------------------------------------------------------------------------------------------
                   8,000         8,000    TPI Polene Public Co., Ltd.                                        53,659         53,659
   129,125        10,275       139,400    TPI Polene Public Co., Ltd. (Foreign)                881,829       68,919        950,748
   163,800        11,000       174,800    Tanayong Public Co., Ltd. (Foreign)                  346,244       23,028        369,272
    58,000         3,000        61,000    Thai German Ceramic Industry Public Co., Ltd.
                                           (Foreign)                                      $    185,081  $     8,720   $    193,801
    60,000         3,000        63,000    Thai Glass Industries Public Co., Ltd.
                                           (Foreign)                                           262,195       14,024        276,219
   204,000        19,200       223,200    Thai Military Bank Public Co., Ltd. (Foreign)        746,341       76,488        822,829
    29,500                      29,500   *Thai Packaging and Printing Public Co., Ltd.
                                           (Foreign)                                            26,382                      26,382
                   6,000         6,000    Thai Plastic and Chemicals Public Co., Ltd.
                                           (Foreign)                                                         48,537         48,537
    21,000                      21,000    Thai Wah Public Co., Ltd. (Foreign)                   29,878                      29,878
                   6,200         6,200    Tipco Asphalt Public Co., Ltd. (Foreign)                           25,455         25,455
                  11,428        11,428   *Tuntex (Thailand) Public Co., Ltd. (Foreign)                       33,680         33,680
    85,000                      85,000   *Unicord Public Co., Ltd. (Foreign)                    20,732                      20,732
    10,000         1,400        11,400    Union Asia Finance Public Co., Ltd.                   56,504        7,797         64,301
    33,000         3,000        36,000    Union Asia Finance Public Co., Ltd. (Foreign)        186,463       16,707        203,170
                  16,000        16,000    Wattachak Public Co., Ltd.                                         32,520         32,520
                   8,300         8,300    Wattachak Public Co., Ltd (Foreign)                                16,871         16,871
                                                                                          ------------  -----------  -------------
                                          TOTAL COMMON STOCKS                               20,384,291    3,468,650     23,852,941
                                                                                          ------------  -----------  -------------

                                          INVESTMENT IN CURRENCY
                                         *Thailand Baht                                            260       17,720         17,980
                                                                                          ------------  -----------  ------------

                                          RIGHTS/WARRANTS
                   7,566         7,566   *Bangkok Metropolitan Bank Public Co., Ltd
                                           (Foreign) Rights 06/16/95                                 0            0              0
    23,000         2,100        25,100   *CMIC Finance and Securities Public Co., Ltd.
                                           (Foreign) Rights                                     76,199            0         76,199
     3,600         2,800         6,400   *Kiatnakin Finance and Securities Public Co.,
                                           Ltd. (Foreign) Rights                                     0            0              0
                      70            70   *Kiatnakin Finance and Securities Public Co.,
                                           Ltd Warrants 03/30/00                                     0            0              0
                                                                                          ------------  -----------  -------------
                                          TOTAL RIGHTS/WARRANTS                                 76,199            0         76,199
                                                                                          ------------  -----------  -------------

                                          TOTAL - THAILAND                                  20,460,750    3,486,370     23,947,120
                                                                                          ------------  -----------  -------------
                                          MALAYSIA
                                          COMMON STOCKS
    31,000         9,000        40,000    AMMB Holdings Berhad                                 415,516      115,150        530,666
    31,000         2,000        33,000    AMMB Holdings Berhad 7.50% Unsecured Loan
                                           Stock 11/20/99                                       18,257        1,121         19,378
    99,000        15,000       114,000    Amsteel Corp. Berhad                                 141,543       20,715        162,258
    21,000        10,000        31,000    Aokam Perdana Berhad                                  58,428       27,011         85,439
   117,000        17,000       134,000    Asiatic Development Berhad                           134,963       19,610        154,573
    43,000        10,000        53,000    Berjaya Leisure Berhad                                36,677        8,530         45,207
    21,600                      21,600    Berjaya Singer Berhad                                 25,443                      25,443
    26,000        10,000        36,000    Commerce Asset Holding Berhad                        142,567       54,021        196,588
   123,000         7,000       130,000    DCB Holdings Berhad                                  369,699       21,040        390,739
    35,000         8,000        43,000    Edaran Otombil Nasional Berhad                       319,862       69,537        389,399
    30,000         4,000        34,000    Ekran Berhad                                          99,309       12,754        112,063
   112,500        29,000       141,500    Genting Berhad                                     1,210,906      306,255      1,517,161
   159,000        38,000       197,000    Golden Hope Plantations Berhad                       302,242       70,382        372,624
    35,000         9,000        44,000    Guinness Anchor Berhad                                63,688       16,523         80,211
    68,000        25,000        93,000    Highlands & Lowlands Berhad                          133,127       46,914        180,041
    49,499        15,000        64,499    Hong Leong Credit Berhad                             267,399       77,376        344,775
    23,000         2,000        25,000    Hong Leong Industries Berhad                         141,064       12,266        153,330
    57,000         6,000        63,000    Hume Industries (Malaysia) Berhad                    326,442       34,362        360,804
   127,000        11,000       138,000    Kamunting Corp. Berhad                               106,779        9,159        115,938
    41,000         7,000        48,000    Kedah Cement Holdings Berhad                          59,618        9,610         69,228
    56,000        20,000        76,000    Kuala Lumpur Kepong Berhad                           181,966       63,769        245,735
    68,333         6,000        74,333    Leader Universal Holdings Berhad                     256,734       20,959        277,693
                   4,000         4,000   *Leader Universal Holdings Berhad Issue 94                          13,647         13,647
    12,375         1,000        13,375   *Lion Land Berhad                                      14,928        1,182         16,110
   160,000        38,000       198,000    Magnum Corp. Berhad                                  386,677       89,521        476,198
   183,000        48,000       231,000    Malayan Banking Berhad                             1,516,328      395,776      1,912,104
    39,000         6,000        45,000    Malayan Cement Berhad                                 61,779        9,456         71,235
   104,000        25,000       129,000    Malayan United Industries Berhad                     183,331       43,867        227,198
    53,000         6,000        59,000    Malaysia Mining Corp. Berhad                          96,011       11,064        107,075
    56,000        25,000        81,000    Malaysian Airlines System                            194,476       89,866        284,342
                  23,666        23,666    Malaysian International Shipping Corp.
                                           (Foreign)                                                         75,939         75,939
    15,000                      15,000    Malaysian Oxygen Berhad                               56,661                      56,661
    38,000         8,000        46,000    Nestle (Malaysia) Berhad                             299,431       62,063        361,494
    32,000         3,000        35,000    New Straits Times Press (Malaysia) Berhad            105,930        9,139        115,069
    17,000                      17,000    Nylex (Malaysia) Berhad                               50,061                      50,061
    17,000         2,000        19,000    Oriental Holdings Berhad                              93,907       10,479        104,386
    81,000        21,000       102,000    Perusahaan Otomobil Nasional Berhad                  312,551       75,487        388,038
                   8,000         8,000    Public Bank Berhad (Foreign)                                       17,222         17,222
    29,000                      29,000    RJ Reynolds Berhad                                    56,775                      56,775
   174,000        48,000       222,000    Resorts World Berhad                               1,194,395      313,891      1,508,286
    46,000        11,000        57,000    Rothmans of Pall Mall Malaysia Berhad                366,206       84,890        451,096
    48,000        13,000        61,000    Shell Refining Co. Federation of Malaysia
                                           Berhad                                              163,769       42,506        206,275
   355,980        93,800       449,780    Sime Darby Berhad (Malaysia)                       1,026,587      266,694      1,293,281
    66,000         9,000        75,000    Sime UEP Properties Berhad                           132,965       17,327        150,292
    79,000        12,000        91,000    Tan Chong Motor Holdings Berhad                       90,808       13,599        104,407
   318,000        88,000       406,000    Telekom Malaysia Berhad                            2,609,098      675,548      3,284,646
   481,000       135,000       616,000    Tenaga Nasional Berhad                             2,051,381      559,301      2,610,682
    39,666         6,800        46,466    UMW Holdings Berhad                                  111,973       18,367        130,340
    87,000        24,000       111,000    United Engineers (Malaysia) Berhad                   583,063      158,896        741,959
                                                                                          ------------  -----------  -------------
                                          TOTAL COMMON STOCKS                               16,571,320    4,072,791     20,644,111
                                                                                          ------------  -----------  -------------
                                          INVESTMENT IN CURRENCY
                                         *Malaysian Ringetts                                    63,549      324,278        387,827
                                                                                          ------------  -----------  -------------
                                          TOTAL - MALAYSIA                                  16,634,869    4,397,069     21,031,938


                   DIMENSIONAL EMERGING MARKETS FUND INC.
                        THE EMERGING MARKETS SERIES

           PROFORMA COMBINED SCHEDULE OF INVESTMENTS (Unaudited)
                                MAY 31, 1995

                 SHARES                                                                                     VALUE
----------------------------------------                                                  -----------------------------------------
DIMENSIONAL      THE       THE EMERGING                                                   DIMENSIONAL       THE       THE EMERGING
 EMERGING     EMERGING    MARKETS SERIES                                                    EMERGING     EMERGING    MARKETS SERIES
  MARKETS      MARKETS       PROFORMA                                                       MARKETS       MARKETS       PROFORMA
 FUND INC.     SERIES        COMBINED                       SECURITY                       FUND INC.      SERIES        COMBINED
-----------------------------------------------------------------------------------------------------------------------------------
                                          TURKEY
                                          COMMON STOCKS
 2,890,000     1,437,000     4,327,000    Akbank                                               806,512      401,023      1,207,535
   445,000       413,500       858,500   *Akbank Issue 94                                      394,855      112,991        507,846
    48,000        11,000        59,000   *Akcimento                                             83,721       16,628        100,349
   641,280       158,800       800,080    Aksa                                                 663,650      162,493        826,143
   228,480        54,500       282,980    Alarko Holding                                  $    188,629  $    41,826   $    230,455
 3,112,265       597,840     3,710,105   *Arcelik A.S.                                         959,012      177,266      1,136,278
   670,602       128,000       798,602    Aygaz                                                467,862       78,884        546,746
   372,000        50,000       422,000   *Bekoteknik Sanayi A.S.                                62,288       12,209         74,497
 1,323,000       210,000     1,533,000    Brisa Bridgestone Sabanci Lastik San & Tic
                                           A.S.                                                461,512       70,814        532,326
                  33,000        33,000    Cimentas A.S.                                                      24,558         24,558
   234,000                     234,000    Cimentas Izmir Cimento Fabrikasi Turk A.S.           185,023                     185,023
    50,000         7,000        57,000   *CIMSA A.S. (Cimento Sanayi ve Ticaret)               290,698       35,814        326,512
   559,000       119,000       678,000    Cukurova Elektrik A.S.                               191,750       40,820        232,570
                 312,000       312,000   *Dogan Sirketler Grubu Holdings AS                                  81,628         81,628
   150,000        17,000       167,000   *Doktas                                                66,279        6,029         72,308
 1,050,450       209,150     1,259,600    Eczacibasi Ilac                                      244,291       48,153        292,444
   771,800       142,800       914,600   *EGE Biracilik ve Malt Sanayii A.S.                   987,186      179,330      1,166,516
   374,400        73,400       447,800   *Erciyas Biracilik                                    565,953      112,660        678,613
   837,500     1,518,000     2,355,500    Eregli Demir ve Celik Fabrikalari Turk A.S.        1,130,058      218,874      1,348,932
   661,500       120,000       781,500    Good Year Lastikleri A.S.                            346,134       62,791        408,925
   217,500        58,000       275,500   *Guney Biracilik                                      111,279       28,326        139,605
                 473,000       473,000   *Hurriyet Gazette                                                   45,100         45,100
               1,816,704     1,816,704   *Izmir Demir Celik                                                  77,104         77,104
 1,242,569       475,000     1,717,569    Koc Holding A.S.                                   1,069,187      408,721      1,477,908
    50,000        17,000        67,000   *Migros Turk A.S.                                     174,419       57,326        231,745
   495,000       296,000       791,000    NETAS Northern Electric Telekomunikayson A.S         175,552      104,977        280,529
 1,096,000       192,000     1,288,000    Otosan Otomobil A.S.                                 369,581       58,047        427,628
   200,000        95,000       295,000   *Tat Konserve                                         153,488       75,116        228,604
                  25,000        25,000   *Teletas                                                             7,849          7,849
   980,000       287,000     1,267,000   *Tofas Turk Otomobil Fabrikasi A.S.                   763,488      220,256        983,744
 1,517,640       254,840     1,772,480    Trakya Cam Sanayi A.S.                               271,763       43,856        315,619
   517,640       254,840       772,480   *Trayka Cam Sanayii Issue 94                          236,469       39,708        276,177
                  13,000        13,000   *Tuborg Bira ve Malt Sanayi A.S.                                     8,314          8,314
   572,585       123,450       696,035    Turcas Petrolculuk A.S.                              173,107       37,322        210,429
   115,995        72,000       187,995    Turk Demir Dokum                                     311,440       17,163        328,603
   504,000        60,000       564,000    Turk Siemens Kablo ve Elektrik Sanayii A.S.          155,302       18,140        173,442
 2,857,512       551,025     3,408,537    Turk Sise Cam                                        714,378      131,348        845,726
 3,902,488       958,000     4,860,488    Turkiye Garanti Bankasi A.S.                       1,021,000      245,070      1,266,070
   560,000       624,000     1,184,000    Turkiye Is Bankasi A.S. Series C                     890,791      118,995      1,009,786
               1,747,200     1,747,200   *Turkiye Is Bankasi A.S. Series C Issue 95                         320,981        320,981
    20,000         3,000        23,000   *USAS Ucak Servisi A.S.                               132,558       16,047        148,605
 5,605,740       905,700     6,511,440    Yapi ve Kredi Bankasi A.S.                           808,269      128,482        936,751
                                                                                          ------------  -----------   ------------
                                          TOTAL - TURKEY                                    15,627,484    4,093,039     19,720,523
                                                                                          ------------  -----------   ------------
                                           INDONESIA
                                           COMMON STOCKS
   135,625                     135,625   *PT Argo Pantes (Foreign)                             158,412                     158,412
 1,094,400       234,000     1,328,400    PT Astra International (Foreign)                     294,987      420,485        715,472
   166,000                     166,000    PT Berlian Laju Tanker (Foreign)                      67,116                      67,116
    63,000                      63,000    PT Branta Mulia (Foreign)                             99,057                      99,057
    84,000        22,000       106,000    PT Charoen Pokphand Indonesia (Foreign)              166,981       43,733        210,714
    47,250        10,500        57,750    PT Dankos Laboratories (Foreign)                     148,585       32,842        181,427
   372,000       149,000       521,000   *PT Gadjah Tunggal (Foreign)                          405,256      187,421        592,677
    88,000        37,000       125,000   *PT Hadtex Indosyntec (Foreign)                        64,241       22,855         87,096
   455,000       116,250       571,250   *PT Hanjaya Mandela Sampoerna (Foreign)             3,577,044      832,968      4,410,012
   110,000        17,000       127,000   *PT Hero Supermarket (Foreign)                        216,195       33,221        249,416
 1,461,600       266,700     1,728,300    PT Indah Kiat Pulp & Paper Corp. (Foreign)         1,969,811      371,415      2,341,226
                  30,000        30,000   *PT Indocement Tunggal Prakarsa                                    110,512        110,512
                  21,000        21,000   *PT Indocement Tunggal Prakarsa (Foreign)                           77,358         77,358
   127,500        38,250       165,750    PT Indorama Synthetics (Foreign)                     370,873      111,262        482,135
   411,500       120,000       531,500   *PT Inti Indorayon Utama (Foreign)                    882,710      280,323      1,163,033
   636,000       145,000       781,000   *PT Jakarta International Hotel and Development
                                           (Foreign)                                           728,571      166,105        894,676
                  16,000        16,000   *PT Japfa Comfeed Indonesia                                         12,579         12,579
   124,000        13,000       137,000   *PT Japfa Comfeed Indonesia (Foreign)                 100,270       10,220        110,490
    90,000        53,000       143,000   *PT Kabelmetal Indonesia (Foreign)                    132,412       91,071        223,483
   204,800        56,000       260,800    PT Kalbe Farma (Foreign)                             828,032      237,107      1,065,139
   193,200        53,000       246,200    PT Lippo Land Development (Foreign)                  199,623       48,214        247,837
    96,262        48,120       144,382   *PT Mayorah Indah (Foreign)                           387,037      191,853        578,890
   125,000        34,000       159,000    PT Modern Photo Film Co. (Foreign)                   692,105      175,651        867,756
                  54,000        54,000   *PT Pakuwon Jati                                                    40,633         40,633
   198,000       102,000       300,000   *PT Pakuwon Jati (Foreign)                            126,752       76,752        203,504
                  56,000        56,000    PT Polysindo Eka Perkasa                                           30,189         30,189
 1,032,000        84,000     1,116,000    PT Polysindo Eka Perkasa (Foreign)                   579,515       45,283        624,798
   106,200        33,000       139,200    PT Semen Cibinong (Foreign)                          202,763      103,774        306,537
   150,000                     150,000    PT Semen Gresik (Foreign)                            603,100                     603,100
    47,700        41,000        88,700    PT Summarecon Agung (Foreign)                         42,857       32,234         75,091
    46,400                      46,400   *PT Surya Toto Indonesia (Foreign)                     86,505                      86,505
    38,000         4,000        42,000    PT Tigaraksa Satria (Foreign)                        107,547       11,860        119,407
                  15,400        15,400    PT Unggul Indah Corp.                                              13,319         13,319
   132,999        39,600       172,599    PT Unggul Indah Corp. (Foreign)                      126,516       34,245        160,761
                                                                                          ------------  -----------   ------------
                                          TOTAL COMMON STOCKS                               13,364,873    3,845,484     17,210,357
                                                                                          ------------  -----------   ------------
                                          RIGHTS/WARRANTS
    21,250         1,375        22,625   *PT Indorama Synthetics (Foreign) Rights
                                           07/07/95                                             17,183            0         17,183
                                                                                          ------------  -----------   ------------
                                          TOTAL - INDONESIA                                 13,382,056    3,845,484     17,227,540
                                                                                          ------------  -----------   ------------

                                      -24-

                   DIMENSIONAL EMERGING MARKETS FUND INC.
                        THE EMERGING MARKETS SERIES

           PROFORMA COMBINED SCHEDULE OF INVESTMENTS (Unaudited)
                                MAY 31, 1995

                 SHARES                                                                                     VALUE
----------------------------------------                                                  -----------------------------------------
DIMENSIONAL      THE       THE EMERGING                                                   DIMENSIONAL       THE       THE EMERGING
 EMERGING     EMERGING    MARKETS SERIES                                                    EMERGING     EMERGING    MARKETS SERIES
  MARKETS      MARKETS       PROFORMA                                                       MARKETS       MARKETS       PROFORMA
 FUND INC.     SERIES        COMBINED                       SECURITY                       FUND INC.      SERIES        COMBINED
-----------------------------------------------------------------------------------------------------------------------------------
                                          ARGENTINA
                                          COMMON STOCKS
   161,067        12,000       173,067   *Acindar Industria Argentina de Aceros SA
                                           Series A                                             99,872        7,321        107,193
   187,000        23,000       210,000   *Alpargatas SA y Commercial                            86,029       10,696         96,725
   254,800       124,840       379,640    Astra Cia Argentina de Petroleo SA                   587,373      196,018        783,391
    94,649        17,900       112,549    Bagley y Cia, Ltd SA Series B                        229,073       40,279        269,352
    92,934        25,000       117,934    Banco Frances del Rio de la Plata SA                 641,309      165,017        806,326
                  40,250        40,250    Banco de Galicia y Buenos Aires SA Series A                       165,847        165,847
   151,029                     151,029    Banco de Galicia y Buenos Aires SA Series B     $    634,385                $    634,385
       250           100           350    Buenos Aires Embotelladora SA Series B               372,537  $   149,015        521,552
    73,500        22,000        95,500   *Celulosa Argentina SA Series B                        23,596        6,755         30,351
    60,908        13,000        73,908   *CIADEA SA                                            316,752       65,657        382,409
   129,060        34,000       163,060    Comercial del Plata                                  329,136       82,628        411,764
    29,106         4,078        33,184   *Corcemar Corporacion Cementera Argentina SA
                                           Series B                                            140,247       19,454        159,701
    84,400       129,000       213,400   *Indupa SA Industrial y Comercial                      41,867       62,571        104,438
    16,800        18,000        34,800   *Industrias Petroq Koppers                             78,632       84,248        162,880
                  22,000        22,000   *Irsa Inversiones y Representaciones SA                             52,805         52,805
                  10,200        10,200    Juan Minetti SA                                                    39,447         39,447
   160,500        42,000       202,500    Ledesma SA Agricola Industrial                       186,199       46,625        232,824
    50,102        13,447        63,549    Molinos Rio de la Plata SA Series B                  298,137       75,311        373,448
                  22,420        22,420    Naviera Perez Companc SA Series A                                  95,967         95,967
   431,880        23,600       455,480    Naviera Perez Companc SA Series B                  1,930,697      101,254      2,031,951
    37,200        15,542        52,742    Nobleza Piccardo Sociedad Industrial Comerciay
                                           Financeira                                          154,395       63,340        217,735
    92,476        20,034       112,510    Sevel Argentina SA Series C                          186,449       35,824        222,273
   685,410       203,000       888,410    Siderca SA Series A                                  514,109      146,784        660,893
    18,800        87,000       105,800    Telecom Argentina Stet-France SA Series B          3,608,737      432,433      4,041,170
 1,183,000       204,000     1,387,000    Telefonica de Argentina SA Series B                3,289,069      550,855      3,839,924
                 569,907       569,907    YPF Sociedad Anonima Yachimientos Petroliferos
                                           Fiscales Series D                                                569,907        569,907
                                                                                          ------------  -----------   ------------
                                          TOTAL - ARGENTINA                                 13,748,600    3,266,058     17,014,658
                                                                                          ------------  -----------   ------------

                                          PORTUGAL
                                          COMMON STOCKS
   176,600        53,600       230,200    Banco Comercial Portugues SA                       2,349,919      709,624      3,059,543
    22,000         2,700        24,700    Banco Internacional de Credito                       332,661       40,917        373,578
    67,050        16,900        83,950    Banco Portugues de Investimentos SA                1,230,151      309,493      1,539,644
    59,070         3,900        62,970    Banco Totta & Acores SA                            1,290,171       85,575      1,375,746
     3,300                       3,300    Cel-Cat Fabrica Nacional de Condutores
                                           Electricos SA                                        78,730                      78,730
    26,000         5,600        31,600    Corticeira Amorim Sociedad Gestora
                                           Participacoes Sociais SA                            400,134       88,441        488,575
    13,600         2,200        15,800    Empresa Fabril de Maquinas Electricas                162,688       26,317        189,005
     7,612           300         7,912    Filmes Lusomundo SA                                   89,523        3,528         93,051
    22,800         6,300        29,100    Estabelecimentos Jeronimo Martins & Filho
                                           Administracao e Participacoes Financeiros SA      1,146,129      317,540      1,463,669
     9,266         1,500        10,766   *Lusotur Sociedad Financeira de Turismo SA            194,598       31,250        225,848
     6,600         1,300         7,900    Mague-Gestao e Participacoes SA                      182,742       35,733        218,475
    17,000         4,600        21,600    Modelo Continente SGPS SA                          1,562,332      426,613      1,988,945
    16,300         6,800        23,100    Modelo Sociedade Gestora de Participacoes
                                           Sociais SGPS SA                                     565,242      234,892        800,134
    10,300         2,900        13,200    Mota e Companhia SA Empreiteiros de Obras
                                           Publicas e Construcao Civil                         215,276       61,196        276,472
    28,100         6,000        34,100    Portuguesa Radio Marconi SA                        1,171,778      250,000      1,421,778
    11,400         2,200        13,600    Salvador Caetano Industrias Metalurgicas e
                                           Veiculos de Transporte SA                           208,962       39,239        248,201
    16,510         3,930        20,440    Sociedade Construcao Soares da Costa SA              318,494       77,834        396,328
    45,400        19,600        65,000    Sonae Investimentos Sociedade e Gestora de
                                           Participacoes Socials SA                          1,104,489      478,804      1,583,293
    38,000         9,000        47,000    Uniceruniao Cervejeira SA                            648,656      153,629        802,285
                                                                                          ------------  -----------   ------------
                                          TOTAL COMMON STOCKS                               13,252,675    3,370,625     16,623,300
                                                                                          ------------  -----------   ------------

                                          INVESTMENT IN CURRENCY
                                         *Portuguese Escudos                                         0      375,557        375,557
                                                                                          ------------  -----------   ------------

                                          TOTAL - PORTUGAL                                  13,252,675    3,746,182     16,998,857
                                                                                          ------------  -----------   ------------

                                          MEXICO
                                          COMMON STOCKS
    43,000                      43,000    Alfa S.A. de C.V. Series A                           497,637                     497,637
    48,000         8,000        56,000   *Apasco S.A. de C.V.                                  166,650       27,384        194,034
    13,500                      13,500    Cementos de Mexico S.A. de C.V. Series A              43,218                      43,218
   284,000       100,000       384,000    Cementos de Mexico S.A. de C.V. Series B             944,352      324,368      1,268,720
   818,000       290,000     1,108,000    Cifra S.A. de C.V. Series C                        1,045,333      359,251      1,404,584
   229,000        75,000       304,000   *Controladora Comercial Mexicana SA de C.V.           126,911       46,210        173,121
    20,000                      20,000    El Puerto de Liverpool S.A. Series                    11,508                      11,508
   212,000        80,000       292,000    El Puerto de Liverpool S.A. Series C-1               127,856       46,683        174,539
    26,000        11,000        37,000    Empresas ICA Sociedad Controladora S.A. de
                                           C.V.                                                192,404       78,712        271,116
   112,885        38,000       150,885   *Empresas la Moderna S.A. de C.V. Series A            370,763      118,924        489,687
   134,000        58,000       192,000    Fomento Economico Mexicano S.A. de C.V.
                                           Series B                                            321,076      135,192        456,268
   206,000        78,000       284,000   *Grupo Carso S.A. de C.V. Series A                  1,024,124      364,254      1,388,378
   274,000       105,000       379,000    Grupo Financiero Banamex Accival S.A. de C.V.
                                           Series B                                            406,422      157,457        563,879
    13,700                      13,700    Grupo Financiero Banamex Accival S.A. de C.V.
                                           Series L                                             20,544                      20,544
   790,000       210,380     1,000,380   *Grupo Financiero Bancomer S.A. de C.V.
                                           Series B                                            171,263       45,608        216,871
    29,259         7,791        37,050   *Grupo Financiero Bancomer S.A. de C.V.
                                           Series L                                              6,200        1,651          7,851
                  20,000        20,000   *Grupo Financiero GBM Atantico S.A. de C.V.
                                           Series B                                                          26,732         26,732
    14,000        10,000        24,000   *Grupo Financiero GBM Atantico S.A. de C.V.
                                           Series C                                             26,015       18,582         44,597
       980                         980   *Grupo Financiero GBM Atantico S.A. de C.V.
                                           Series L                                                623                         623
   126,000        25,000       151,000    Grupo Financiero Invermexico S.A. de C.V.
                                           Series B                                             49,291        9,780         59,071
    12,600           500        13,100   *Grupo Financiero Invermexico S.A. de C.V.
                                           Series L                                              4,929          196          5,125
    64,000        10,000        74,000   *Grupo Financiero Serfin S.A. de C.V. Series B         43,293        6,471         49,764
   192,000        30,000       222,000   *Grupo Gigante S.A. Series B                           35,990        5,575         41,565
                  15,000        15,000   *Grupo Industrial Alfa S.A. Series A                               170,171        170,171
    82,337        30,000       112,337    Grupo Industrial Bimbo S.A. de C.V. Series A         289,891      105,623        395,514
    56,000        20,000        76,000    Grupo Televisa SA (representing 1 share each
                                           Series A, Series D & Series L)                      492,910      160,391        653,301
    49,000        17,000        66,000    Kimberly Clark de Mexico S.A. de C.V. Series A       511,165      177,620        688,785

                   DIMENSIONAL EMERGING MARKETS FUND INC.
                        THE EMERGING MARKETS SERIES

           PROFORMA COMBINED SCHEDULE OF INVESTMENTS (Unaudited)
                                MAY 31, 1995

                 SHARES                                                                                     VALUE
----------------------------------------                                                  -----------------------------------------
DIMENSIONAL      THE       THE EMERGING                                                   DIMENSIONAL       THE       THE EMERGING
 EMERGING     EMERGING    MARKETS SERIES                                                    EMERGING     EMERGING    MARKETS SERIES
  MARKETS      MARKETS       PROFORMA                                                       MARKETS       MARKETS       PROFORMA
 FUND INC.     SERIES        COMBINED                       SECURITY                       FUND INC.      SERIES        COMBINED
-----------------------------------------------------------------------------------------------------------------------------------
                  50,000        50,000   *Telefonos de Mexico S.A. Series A                             $    70,579   $     70,579
 1,010,000       384,000     1,394,000    Telefonos de Mexico S.A. Series L               $  1,531,051      540,792      2,071,843
   230,000        16,000       246,000    Tolmex S.A. de C.V. Series B                         122,249       59,984        182,233
    86,400        51,600       138,000    Vitro S.A.                                           250,961      145,506        396,467
                                                                                          ------------  -----------   ------------
                                          TOTAL - MEXICO                                     8,834,629    3,203,696     12,038,325
                                                                                          ------------  -----------   ------------

                                          UNITED STATES
                                          COMMON STOCKS
    20,000                      20,000   *Turk Garanti Bankasi A.S. American Depository
                                           Receipts                                             42,500            0         42,500
                                                                                          ------------  -----------   ------------

                                          TEMPORARY CASH INVESTMENTS
                 Par (000)                Repurchase Agreement, Chase Manhattan Bank,
----------------------------------------   N.A. 5.80%, 06/01/95 (Collateralized by
$        0   $     2,122   $     2,122     U.S. Treasury Notes 9.25%, 01/15/96)                      0    2,122,000      2,122,000
                                                                                          ------------  -----------   ------------


                                          TOTAL INVESTMENTS - (100.0%)                    $147,276,067  $31,504,944   $178,781,011
                                                                                          -----------------------------------------

                                          TOTAL COST                                      $147,276,067+  $30,529,220   $177,805,287
                                                                                          -----------------------------------------
                                                                                          -----------------------------------------


*  Non-Income Producing Securities

+ Reflects the step-up in basis of $44,230,754 to fair market value as of the date of transfer



            See accompanying Notes to Proforma Financial Statements

                    DIMENSIONAL EMERGING MARKETS FUND INC.
                          THE EMERGING MARKETS SERIES

      PROFORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                                 MAY 31, 1995
                 (AMOUNTS IN THOUSANDS, EXCEPT SHARE AMOUNTS)


                                                                DIMENSIONAL      THE EMERGING                    THE EMERGING
                                                              EMERGING MARKETS     MARKETS        PROFORMA      MARKETS SERIES
                                                                 FUND INC.          SERIES      ADJUSTMENTS    PROFORMA COMBINED
                                                              ----------------   ------------   ------------   -----------------
ASSETS:
  Investments at Value (Cost of $103,045, $30,529
   and $177,805, respectively).........................     $ 147,276         $31,505              -          $178,781
  Cash.................................................         1,718             514      $    (800)(1)         1,432
  Receivables:
    Dividends and Interest.............................           902              55              -               957
    Investment Securities Sold.........................            45               -              -                 -
    Fund Shares Sold...................................             -             167              -               167
  Other Assets.........................................           138              12           (138)(2)            12
                                                         ----------------   ------------   ------------   -----------------
  Total Assets.........................................       150,079          32,253           (938)          181,394
                                                         ----------------   ------------   ------------   -----------------

LIABILITIES:
  Payable for Investment Securities Purchased..........           446           1,925           (446)(3)         1,925
  Payable for Fund Shares Redeemed.....................             -               -              -                 -
  Accrued Expenses.....................................           314              77           (314)(3)            77
                                                         ----------------   ------------   ------------   -----------------
  Total Liabilities....................................           760           2,002           (760)            2,002
                                                         ----------------   ------------   ------------   -----------------

NET ASSETS.............................................     $ 149,319         $30,251      $    (178)         $179,392
                                                         ----------------   ------------   ------------   -----------------
                                                         ----------------   ------------   ------------   -----------------

SHARES OUTSTANDING, $.01 PAR VALUE
 (AUTHORIZED 100,000,000 SHARES).......................      8,983,540            N/A                              N/A
                                                         ----------------
                                                         ----------------

NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE.......................................     $   16.62             N/A                              N/A
                                                         ----------------
                                                         ----------------

PUBLIC OFFERING PRICE PER SHARE........................     $   16.87             N/A                              N/A
                                                         ----------------
                                                         ----------------

NET ASSETS CONSIST OF:
  Paid-In Capital......................................     $ 102,792               -      $(102,792)(4)             -
  Partners' Equity.....................................             -         $30,251        149,141 (4)      $179,392
  Undistributed Net Investment Income..................         1,470               -         (1,470)(4)             -
  Undistributed Net Realized Gain......................           872               -           (872)(4)             -
  Accumulated Net Realized Foreign
   Exchange Loss.......................................           (26)              -             26 (4)             -
  Unrealized Appreciation of Investment
   Securities and Foreign Currency.....................        44,231               -        (44,231)(4)             -
  Unrealized Net Foreign Exchange Gain (Loss)..........           (20)              -             20 (4)             -
                                                         ----------------   ------------   ------------   -----------------

  Total Net Assets.....................................     $ 149,319         $30,251      $    (178)         $179,392
                                                         ----------------   ------------   ------------   -----------------
                                                         ----------------   ------------   ------------   -----------------


Explanation of Note References:


(1)  Reflects cash required by Dimensional Emerging Markets Fund
     Inc. to discharge all liabilities existing on the transaction date as well as $40 of estimated expenses associated with this transaction.

(2)  Reflects organization costs to be written off by Dimensional
     Emerging Markets Fund Inc. prior to the transaction.

(3) Reflects liabilities to be discharged by Dimensional Emerging Markets Fund Inc.

(4) Reflects transfer of assets to The Emerging Markets Series at fair market value and elimination of the capital accounts of Dimensional Emerging Markets Fund Inc. in conjunction with the transaction.

           See accompanying Notes to Proforma Financial Statements

                   DIMENSIONAL EMERGING MARKETS FUND INC.
                        THE EMERGING MARKETS SERIES

           PROFORMA COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
                   FOR THE YEAR ENDED NOVEMBER 30, 1994
                          (AMOUNTS IN THOUSANDS)


                                                                DIMENSIONAL      THE EMERGING                   THE EMERGING
                                                              EMERGING MARKETS     MARKETS       PROFORMA      MARKETS SERIES
                                                                 FUND INC.        SERIES (a)    ADJUSTMENTS   PROFORMA COMBINED
                                                              ----------------   ------------   -----------   -----------------
INVESTMENT INCOME
  Dividends (Net of Foreign Taxes Withheld of
   $320, $2 and $322, respectively).........................      $ 2,804            $ 61            -             $ 2,865
  Interest..................................................          101              55            -                 156
                                                                 --------           -----       -----------       --------
      Total Investment Income...............................        2,905             116            -               3,021
                                                                 --------           -----       -----------       --------

EXPENSES
  Investment Advisory Services..............................          583               6         (437)(1)             152
  Administrative Services...................................            -               -            -                   -
  Accounting & Transfer Agent Fees..........................          146               9           32 (1)             187
  Custodians' Fee...........................................          472              39          (31)(1)             480
  Legal Fees................................................           40              12          (40)(2)              12
  Audit Fees................................................           19               5          (12)(2)              12
  Filing Fees...............................................           90               -          (90)(2)               -
  Shareholders' Reports.....................................            2               3            3 (3)               8
  Directors' Fees and Expenses..............................           24               -          (24)(2)               -
  Trustees' Fees and Expenses...............................            -               2            1 (3)               3
  Organization Costs........................................           50               1          (50)(4)               1
  Other.....................................................           40               7          (40)(2)               7
                                                                 --------           -----       -----------       --------
      Total Expenses........................................        1,466              84         (688)                862

    Less: Fee Waived........................................         (437)              -          437 (5)               -
                                                                 --------           -----       -----------       --------
    Net Expenses............................................        1,029              84         (251)                862
                                                                 --------           -----       -----------       --------

  NET INVESTMENT INCOME (LOSS)..............................        1,876              32          251               2,159
                                                                 --------           -----       -----------       --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 NVESTMENTS AND FOREIGN CURRENCY
Net Realized Gain on
 Investment Securities......................................          257              20            -                 277
Net Realized Loss on Foreign Currency Transactions..........         (205)             (6)           -                (211)
Change in Unrealized Appreciation (Depreciation) of
 Investment Securities and Foreign Currency.................       16,976             453            -              17,429
Translation of Foreign Currency Denominated Amounts.........          (41)              1            -                 (40)
                                                                 --------           -----       -----------       --------

NET GAIN ON INVESTMENT SECURITIES AND
 FOREIGN CURRENCY...........................................       16,987             468            -              17,455
                                                                 --------           -----       -----------       --------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........      $18,863            $500        $ 251             $19,614
                                                                 --------           -----       -----------       --------
                                                                 --------           -----       -----------       --------


Explanation of Note References:

(a) For the period April 25, (commencement of operations) to November 30, 1994.

(1) Reflects an adjustment to investment advisory services, accounting & transfer agent fees and custodians' fee based on the fee schedule of The Emerging Markets Series.

(2) Reflects the elimination of duplicate or non-applicable fees or expenses.

(3) Reflects an adjustment for a larger pro-rata share of the total expenses allocated across Dimensional Fund Advisors portfolios based on relative net assets.

(4) Reflects the elimination of amortization of organization costs of Dimensional Emerging Markets Fund Inc.

(5)  Reflects an adjustment to eliminate fee waiver.


           See accompanying Notes to Proforma Financial Statements

                 DIMENSIONAL EMERGING MARKETS FUND INC.
                      THE EMERGING MARKETS SERIES

         PROFORMA COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
                FOR THE SIX MONTHS ENDED MAY 31, 1995
                        (AMOUNTS IN THOUSANDS)

                                                                DIMENSIONAL      THE EMERGING                   THE EMERGING
                                                              EMERGING MARKETS     MARKETS       PROFORMA      MARKETS SERIES
                                                                 FUND INC.          SERIES      ADJUSTMENTS   PROFORMA COMBINED
                                                              ----------------   ------------   -----------   -----------------
INVESTMENT INCOME
  Dividends (Net of Foreign Taxes Withheld of $202, $22
   and $224, respectively)..................................      $ 2,105            $267            -             $ 2,372
Interest....................................................           53              73            -                 126
                                                                  -------           -----       -----------        -------
      Total Investment Income...............................        2,158             340            -               2,498
                                                                  -------           -----       -----------        -------

EXPENSES
  Investment Advisory Services..............................          338              10         (270)(1)              78
  Administrative Services...................................            -               -            -                   -
  Accounting & Transfer Agent Fees..........................           68              31           (3)(1)              96
  Custodians' Fee...........................................          195              48          (13)(1)             230
  Legal Fees................................................           13               5           (9)(2)               9
  Audit Fees................................................           10              11          (10)(2)              11
  Shareholders' Reports.....................................            1               3            4 (3)               8
  Directors' Fees and Expenses..............................           14               -          (14)(2)               -
  Trustees' Fees and Expenses...............................            -               2            1 (3)               3
  Organization Costs........................................           25               2          (25)(4)               2
  Other.....................................................           21               7          (21)(2)               7
                                                                  -------           -----       -----------        -------
      Total Expenses........................................          685             119         (360)                444

    Less: Fee Waived........................................         (271)              -          271 (5)               -
                                                                  -------           -----       -----------        -------
    Net Expenses............................................          414             119          (89)                444
                                                                  -------           -----       -----------        -------

  NET INVESTMENT INCOME.....................................        1,744             221           89               2,054
                                                                  -------           -----       -----------        -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY
Net Realized Gain on Investment Securities..................          884             106            -                 990
Net Realized Loss on Foreign Currency Transactions..........          (26)            (18)           -                 (44)
Change in Unrealized Appreciation (Depreciation) of
 Investment Securities and Foreign Currency.................       (6,378)            522            -              (5,856)
Translation of Foreign Currency Denominated Amounts.........            -               3            -                   3
                                                                  -------           -----       -----------        -------

NET GAIN (LOSS) ON INVESTMENT SECURITIES AND
 FOREIGN CURRENCY...........................................       (5,520)            613            -              (4,907)
                                                                  -------           -----       -----------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS............................................      $(3,776)           $834        $  89             $(2,853)
                                                                  -------           -----       -----------        -------
                                                                  -------           -----       -----------        -------


Explanation of Note References:

(1) Reflects an adjustment to investment advisory services, accounting & transfer agent fees and custodians' fee based on the fee schedule of The Emerging Markets Series.

(2) Reflects the elimination of duplicate or non-applicable fees or expenses.

(3) Reflects an adjustment for a larger pro-rata share of the total expenses allocated across Dimensional Fund Advisors portfolios based on relative net assets.

(4) Reflects the elimination of amortization of organization costs of Dimensional Emerging Markets Fund Inc.

(5)  Reflects an adjustment to eliminate fee waiver.

           See accompanying Notes to Proforma Financial Statements

                    DIMENSIONAL EMERGING MARKETS FUND INC.
                         THE EMERGING MARKETS SERIES

              NOTES TO PROFORMA FINANCIAL STATEMENTS (UNAUDITED)


1. Basis of Combination - The Proforma Statement of Assets and Liabilities, including the Schedule of Investments, and the related Statements of Operations ("Proforma Statements") reflects the accounts at May 31, 1995 and for the periods ended November 30, 1994 and May 31, 1995 of Dimensional Emerging Markets Fund Inc. ("the Fund"), and The Emerging Markets Series (the "Series").

   The Proforma Statements give effect to the proposed acquisition of substantially all of the assets of the Fund in exchange for shares of the Emerging Markets Portfolio ("the Portfolio") and the subsequent transfer of those assets to the Series in exchange for partnership interest in the Series. Since this transaction will be considered taxable for federal income tax purposes, the tax and book bases of the assets of the fund as a result of this transaction will be equal to their fair market value as of the date of transfer.

   Certain amounts have been reclassified to conform to current presentation.

   The Proforma Statements of Operations do not reflect the expenses of the Fund or the Series in carrying out their obligations under the Agreement and Plan of Reorganization or any adjustment with respect to distributions that may be made prior to reorganization.

   The Proforma Statements should be read in conjunction with the historical financial statements of the Fund and the Series included in its respective Prospectus or Statement of Additional Information.


2. Proforma Operations - The Proforma Statements of Operations assume similar rates of gross investment income for the investments of the Fund and the Series. Accordingly the combined gross investment income is equal to the sum of the gross investment income of the Fund and the Series.

   Proforma operating expenses reflect the expected expenses of the Series after the acquisition of the Fund's assets from the Portfolio. Proforma Investment Advisory Services, Accounting and Transfer Agent Fees and Custodian's Fees were calculated based on the fee schedule in effect for the Series at the proforma combined level of average net assets for the periods ended November 30, 1994 and May 31, 1995.

3. The investment objectives of the Series will remain unchanged. The Advisor will continue to be Dimensional Fund
   Advisors Inc. The Advisory fee structure currently in place for the Series will remain unchanged.

4. Subsequent Event - On August 8, 1995, an additional $25 million was invested in the Fund. The majority of this money was invested in Israeli Securities.

                  DIMENSIONAL EMERGING MARKETS FUND INC.
                      THE EMERGING MARKETS PORTFOLIO

     PROFORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
                              MAY 31, 1995
               (AMOUNTS IN THOUSANDS, EXCEPT SHARE AMOUNTS)



                                                                DIMENSIONAL      THE EMERGING                   THE EMERGING
                                                              EMERGING MARKETS     MARKETS       PROFORMA     MARKETS PORTFOLIO
                                                                 FUND INC.        PORTFOLIO     ADJUSTMENTS   PROFORMA COMBINED
                                                              ----------------   ------------   -----------   -----------------
ASSETS:
  Investments at Value (Cost of $103,045, $29,096
   and $176,372, respectively).........................        $ 147,276        $  30,072           -            $177,348
  Cash.................................................            1,718                -     $   (800)(1)            918
  Receivables:
    Dividends and Interest.............................              902                -            -                902
    Investment Securities Sold.........................               45                -            -                 45
    Fund Shares Sold...................................                -              185            -                185
  Other Assets.........................................              138               36         (138)(2)             36
                                                            ----------------   ------------   -----------   -----------------
  Total Assets.........................................          150,079           30,293         (938)           179,434
                                                            ----------------   ------------   -----------   -----------------

LIABILITIES:
  Payable for Investment Securities Purchased..........              446                -         (446)(3)              -
  Payable for Fund Shares Redeemed.....................                -               18            -                 18
  Accrued Expenses.....................................              314               21         (314)(3)             21
                                                            ----------------   ------------   -----------   -----------------
  Total Liabilities....................................              760               39         (760)                39
                                                            ----------------   ------------   -----------   -----------------

NET ASSETS.............................................        $ 149,319        $  30,254     $   (178)        $  179,395
                                                            ----------------   ------------   -----------   -----------------
                                                            ----------------   ------------   -----------   -----------------

SHARES OUTSTANDING $.01 PAR VALUE
 (AUTHORIZED 200,000,000, 100,000,000 AND
 100,000,000 SHARES, RESPECTIVELY).....................        8,983,540        2,733,680                      16,206,218
                                                            ----------------   ------------                 -----------------
                                                            ----------------   ------------                 -----------------

NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE.......................................        $   16.62        $   11.07                      $    11.07
                                                            ----------------   ------------                 -----------------
                                                            ----------------   ------------                 -----------------

PUBLIC OFFERING PRICE PER SHARE........................        $   16.87        $   11.24                      $    11.24
                                                            ----------------   ------------                 -----------------
                                                            ----------------   ------------                 -----------------

NET ASSETS CONSIST OF:
  Paid-In Capital......................................        $ 102,792        $  29,047     $ 46,349 (4)     $  178,188
  Undistributed Net Investment Income..................            1,470              140       (1,470)(4)            140
  Undistributed Net
   Realized Gain.......................................              872              106         (872)(4)            106
  Accumulated Net Realized Foreign Exchange Loss.......              (26)             (18)          26 (4)            (18)
  Unrealized Appreciation of Investment
   Securities and Foreign Currency.....................           44,231              976      (44,231)(4)            976
  Unrealized Net Foreign Exchange Gain (Loss)..........              (20)               3           20 (4)              3
                                                            ----------------   ------------   -----------   -----------------

  Total Net Assets.....................................        $ 149,319        $  30,254     $   (178)        $  179,395
                                                            ----------------   ------------   -----------   -----------------
                                                            ----------------   ------------   -----------   -----------------


Explanation of Note References:


(1)  Reflects cash required by Dimensional Emerging Markets Fund
     Inc. to discharge all liabilities existing on the transaction date as well as $40 of estimated expenses associated with this transaction.

(2)  Reflects organization costs to be written off by Dimensional
     Emerging Markets Fund Inc. prior to the transaction.

(3) Reflects liabilities to be discharged by Dimensional Emerging Markets Fund Inc.

(4) Reflects transfer of assets to The Emerging Markets Portfolio at fair market value and elimination of the capital accounts of Dimensional Emerging Markets Fund Inc. In conjunction with the transaction.

          See accompanying Notes to Proforma Financial Statements

                  DIMENSIONAL EMERGING MARKETS FUND INC.
                     THE EMERGING MARKETS PORTFOLIO

         PROFORMA COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
                  FOR THE YEAR ENDED NOVEMBER 30, 1994
                         (AMOUNTS IN THOUSANDS)


                                                                                 THE EMERGING
                                                                DIMENSIONAL        MARKETS                      THE EMERGING
                                                              EMERGING MARKETS    PORTFOLIO      PROFORMA     MARKETS PORTFOLIO
                                                                 FUND INC.           (A)        ADJUSTMENTS   PROFORMA COMBINED
                                                              ----------------   ------------   -----------   -----------------
INVESTMENT INCOME
  Dividends (Net of Foreign Taxes Withheld of
   $320, $0 and $320, respectively).........................     $   2,804                -     $ (2,804)(1)              -
  Interest..................................................           101                -         (101)(1)              -
  Net Investment Income from The Emerging Markets Series....             -        $      32        2,127 (2)     $    2,159
                                                              ----------------   ------------   -----------   -----------------
      Total Investment Income...............................         2,905               32         (778)             2,159
                                                              ----------------   ------------   -----------   -----------------
EXPENSES
  Investment Advisory Services..............................           583                -         (583)(3)              -
  Administrative Services...................................             -               23          585 (3)            608
  Accounting & Transfer Agent Fees..........................           146               23         (131)(3)             38
  Custodians' Fee...........................................           472                -         (472)(3)              -
  Legal Fees................................................            40                3          (40)(4)              3
  Audit Fees................................................            19                2          (19)(4)              2
  Filing Fees...............................................            90                -          (90)(4)              -
  Shareholders' Reports.....................................             2                1           (2)(4)              1
  Directors' Fees and Expenses..............................            24                2          (24)(4)              2
  Organization Costs........................................            50                -          (50)(5)              -
  Other.....................................................            40                3          (40)(4)              3
                                                              ----------------   ------------   -----------   -----------------
      Total Expenses........................................         1,466               57         (866)               657

    Less: Fee Waived........................................          (437)               -          437 (6)              -
                                                              ----------------   ------------   -----------   -----------------
    Net Expenses............................................         1,029               57         (429)               657
                                                              ----------------   ------------   -----------   -----------------

NET INVESTMENT INCOME (LOSS)................................         1,876              (25)        (349)             1,502
                                                              ----------------   ------------   -----------   -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS AND FOREIGN CURRENCY
Net Realized Gain on Investment Securities..................           257               20            -                277
Net Realized Loss on Foreign Currency Transactions..........          (205)              (7)           -               (212)
Change in Unrealized Appreciation (Depreciation) of
 Investment Securities and Foreign Currency.................        16,976              453            -             17,429
Translation of Foreign Currency Denominated Amounts.........           (41)               1            -                (40)
                                                              ----------------   ------------   -----------   -----------------

NET GAIN ON INVESTMENT SECURITIES AND
 FOREIGN CURRENCY...........................................        16,987              467            -             17,454
                                                              ----------------   ------------   -----------   -----------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........     $  18,863        $     442     $   (349)        $   18,956
                                                              ----------------   ------------   -----------   -----------------
                                                              ----------------   ------------   -----------   -----------------

Explanation of Note References:

(a) For the period April 25, (commencement of operations) to November 30, 1994.

(1)  Reflects income of Dimensional Emerging Markets Fund Inc.
     that will not be combined with The Emerging Markets
     Portfolio.

(2)  Represents the allocation of income from The Emerging Markets
     Series.

(3) Reflects an adjustment to investment advisory services, administrative services, accounting & transfer agent fees and custodians' fee based on the fee schedule of The Emerging
     Markets Portfolio.

(4) Reflects the elimination of duplicate or non-applicable fees or expenses.

(5) Reflects the elimination of amortization of organization costs of Dimensional Emerging Markets Fund Inc.

(6)  Reflects an adjustment to eliminate fee waiver.


          See accompanying Notes to Proforma Financial Statements

                  DIMENSIONAL EMERGING MARKETS FUND INC.
                      THE EMERGING MARKETS PORTFOLIO

         PROFORMA COMBINED STATEMENT OF OPERATIONS (UNAUDITED)
                   FOR THE SIX MONTHS ENDED MAY 31, 1995
                         (AMOUNTS IN THOUSANDS)


                                                                DIMENSIONAL      THE EMERGING                   THE EMERGING
                                                              EMERGING MARKETS     MARKETS       PROFORMA     MARKETS PORTFOLIO
                                                                 FUND INC.        PORTFOLIO     ADJUSTMENTS   PROFORMA COMBINED
                                                              ----------------   ------------   -----------   -----------------
INVESTMENT INCOME:
  Dividends (Net of Foreign Taxes Withheld of $202, $0
   and $202, respectively)..................................      $ 2,105               -       $(2,105)(1)              -
  Interest..................................................           53               -           (53)(1)              -
  Net Investment Income from The Emerging Markets Series....            -            $221         1,833 (2)        $ 2,054
                                                                  -------           -----       -----------        -------
      Total Investment Income...............................        2,158             221          (325)             2,054
                                                                  -------           -----       -----------        -------
EXPENSES:
  Investment Advisory Services..............................          338               -          (338)(3)              -
  Administrative Services...................................            -              40           271 (3)            311
  Accounting & Transfer Agent Fees..........................           68              19           (68)(3)             19
  Custodians' Fee...........................................          195               -          (195)(3)              -
  Legal Fees................................................           13               4           (13)(4)              4
  Audit Fees................................................           10               3           (10)(4)              3
  Filing Fees...............................................            -               6             -                  6
  Shareholders' Reports.....................................            1               2            (1)(4)              2
  Directors' Fees and Expenses..............................           14               2           (14)(4)              2
  Organization Costs........................................           25               -           (25)(5)              -
  Other.....................................................           21               5           (21)(4)              5
                                                                  -------           -----       -----------        -------
      Total Expenses........................................          685              81          (414)               352

    Less: Fee Waived........................................         (271)              -           271 (6)              -
                                                                  -------           -----       -----------        -------
    Net Expenses............................................          414              81          (143)               352
                                                                  -------           -----       -----------        -------
NET INVESTMENT INCOME.......................................        1,744             140          (182)             1,702
                                                                  -------           -----       -----------        -------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY
Net Realized Gain on Investment Securities..................          884             106             -                990
Net Realized Loss on Foreign Currency Transactions..........          (26)            (18)            -                (44)
Change in Unrealized Appreciation (Depreciation) of
 Investment Securities and Foreign Currency.................       (6,378)            523             -             (5,855)
Translation of Foreign Currency Denominated Amounts.........            -               2             -                  2
                                                                  -------           -----       -----------        -------
  NET GAIN (LOSS) ON INVESTMENT SECURITIES AND
   FOREIGN CURRENCY.........................................       (5,520)            613             -             (4,907)
                                                                  -------           -----       -----------        -------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
 FROM OPERATIONS............................................      $(3,776)           $753       $  (182)           $(3,205)
                                                                  -------           -----       -----------        -------
                                                                  -------           -----       -----------        -------


Explanation of Note References:

(1)  Reflects income of Dimensional Emerging Markets Fund Inc.
     that will not be combined with The Emerging Markets
     Portfolio.

(2)  Represents the allocation of income from The Emerging
     Markets Series.

(3) Reflects an adjustment to investment advisory services, administrative services, accounting & transfer agent fees and custodians' fee based on the fee schedule of The
     Emerging Markets Portfolio.

(4) Reflects the elimination of duplicate or non-applicable fees or expenses.

(5) Reflects the elimination of amortization of organization costs of Dimensional Emerging Markets Fund Inc.

(6)  Reflects an adjustment to eliminate fee waiver.

         See accompanying Notes to Proforma Financial Statements

                   DIMENSIONAL EMERGING MARKETS FUND INC.
                       THE EMERGING MARKETS PORTFOLIO

             NOTES TO PROFORMA FINANCIAL STATEMENTS (UNAUDITED)


1. Basis of Combination - The Proforma Statement of Assets and Liabilities, including the Schedule of Investments, and the related Statements of Operations ("Proforma Statements") reflects the accounts at May 31, 1995 and for the periods ended November 30, 1994 and May 31, 1995 of Dimensional Emerging Markets Fund Inc. ("the Fund") and The Emerging Markets Portfolio ("the Portfolio").

     The Proforma Statements give effect to the proposed acquisition of substantially all of the assets of the Fund in exchange for shares of the Portfolio. Since the transaction will be considered taxable for federal income tax purposes, the tax and book bases of the assets of the Fund as a result of this transaction will be equal to their fair market value as of the date of transfer.

     Certain amounts have been reclassified to conform to current presentation.

     The Proforma Statements of Operations do not reflect the expenses of the Fund or the Portfolio in carrying out their obligations under the Agreement and Plan of Reorganization or any adjustment with respect to distributions that may be made prior to reorganization.

     The Proforma Statements should be read in conjunction with the historical financial statements of the Fund and the Portfolio included in its respective Prospectus or Statement of Additional Information.

2. Shares of Capital Stock - The proforma net asset value per share assumes the issuance of additional shares of the Portfolio. The amount of additional shares assumed to be issued was calculated by dividing the market value of the assets of the Fund acquired by the Portfolio at May 31, 1995 by the net asset value per share of the Portfolio at May 31, 1995. The proforma combined number of shares outstanding at May 31, 1995 after the acquisition consists of 2,733,680 outstanding shares of the Portfolio plus 13,472,538 additional shares of the Portfolio issued to acquire the assets of the Fund.

3. Proforma Operations - The Proforma Statements of Operations assume a larger share of net investment income from The Emerging Markets Series ("the Series") due to the subsequent acquisition of the Fund's asset by the Series. The net investment income of the Series is allocated to the Portfolio. Accordingly, the combined gross investment income is equal to the net investment income of the Series.

     Proforma operating expenses reflect the expected expenses of the Portfolio after the transfer of the Fund's assets. Proforma Administrative Services and Accounting and Transfer Agent Fees were calculated based on the fee schedule in effect for the Portfolio at the proforma combined level of average net assets for the periods ended November 30, 1994 and May 31, 1995.

4. The investment objectives of the Portfolio will remain unchanged. Dimensional Fund Advisors Inc. will continue to provide Administrative Services. The Administrative
     Services structure currently in place for the Portfolio will remain unchanged.

5. Subsequent Event - On August 8, 1995, an additional $25 million was invested in the Fund. The majority of this money was invested in Israeli Securities.

BY SIGNING AND DATING THE LOWER PORTION OF THIS CARD, YOU AUTHORIZE THE PROXIES TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.

DIMENSIONAL EMERGING MARKETS FUND INC.                       PROXY IS SOLICITED
                                            ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS MICHAEL T. SCARDINA, IRENE R. DIAMANT AND MARTI WILES, OR ANY ONE OF THEM, WITH THE RIGHT OF SUBSTITUTION, PROXIES OF THE UNDERSIGNED AT THE SPECIAL MEETING OF SHAREHOLDERS OF DIMENSIONAL
EMERGING MARKETS FUND INC. ("FUND") TO BE HELD AT 1299 OCEAN AVENUE, 11TH FLOOR, SANTA MONICA, CALIFORNIA, 90401 AT 8:00 A.M., PACIFIC COAST TIME, ON OCTOBER 15, 1995 OR AT ANY POSTPONEMENT OR ADJOURNMENT THEREOF, WITH ALL THE POWERS WHICH THE UNDERSIGNED WOULD POSSESS, IF PERSONALLY PRESENT, AND INSTRUCTS THEM TO VOTE UPON ANY MATTERS WHICH MAY PROPERLY BE ACTED UPON AT THIS MEETING, AND SPECIFICALLY AS INDICATED ON THE LOWER PORTION OF THIS FORM.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER WHOSE SIGNATURE APPEARS BELOW. IF PROPERLY EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH PROPOSAL.

PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF EACH OF THESE MATTERS.


TO VOTE MARK                IN BLUE OR BLACK INK BELOW      PLEASE FOLD HERE
AN               / X /


-------------------------------------------------------------------------------

                                                  FOR      AGAINST   ABSTAIN
1.   TO APPROVE AN AGREEMENT AND PLAN OF
     REORGANIZATION PROVIDING FOR A SALE OF
     SUBSTANTIALLY ALL OF THE ASSETS OF THE
     FUND TO THE EMERGING MARKETS PORTFOLIO
     OF DFA INVESTMENT DIMENSIONS GROUP
     INC. IN CONSIDERATION OF THE ISSUANCE
     OF SHARES OF COMMON STOCK OF THE
     PORTFOLIO AND SUBSEQUENT DISSOLUTION
     OF THE FUND.




           _________________________    _________________________    _________
           SIGNATURE                    SIGNATURE (JOINT OWNER)      DATE

           PLEASE DATE AND SIGN NAME OR NAMES AS PRINTED ABOVE TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

                                    EXHIBITS


1.  Agreement and Plan of Reorganization

2.  Financial Data Schedule Under rule 483